PROSPECTUS
                  TO BE USED IN THE FEDERAL REPUBLIC OF GERMANY
                         AND IN THE REPUBLIC OF AUSTRIA

                                  PIONEER FUND

                               PIONEER VALUE FUND

                           PIONEER MID CAP VALUE FUND

                        PIONEER INTERNATIONAL VALUE FUND

    Investment Funds launched under the laws of the United States of America

                                  December 2004

                                 60 State Street
                                Boston, MA 02109
                                       USA

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                                    TRUSTEES
                               JOHN F. COGAN, JR.
                                 OSBERT M. HOOD
                                  MARY K. BUSH
                              MARGARET B.W. GRAHAM
                             RICHARD H. EGDAHL, M.D.
                               MARGUERITE A. PIRET
                                 STEPHEN K. WEST
                                  JOHN WINTHROP

                                    CUSTODIAN
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 Water Street
                              Boston, MA 02109, USA

                                     MANAGER
                       PIONEER INVESTMENT MANAGEMENT, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                MAIN DISTRIBUTOR
                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                 TRANSFER AGENT
            PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                 60 State Street
                              Boston, MA 02109, USA

               SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA
                PIONEER GLOBAL INVESTMENTS LIMITED, German branch
                               HammerbrookstraBe 5
                             20097 Hamburg, Germany

                            PAYING AGENT IN GERMANY:
                       Citibank Privatkunden AG & Co. KGaA
                               Kasernenstrasse 10
                               D-40213 Dusseldorf

                   PAYING AGENT AND REPRESENTATIVE IN AUSTRIA
                          BANK AUSTRIA CREDITANSTALT AG
                                    Am Hof 2
                                  A-1010 Vienna

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
                                   ROLAND BAUM
                               Alte RabenstraBe 2
                                  20148 Hamburg

                               PUBLIC ACCOUNTANTS
                                ERNST & YOUNG LLP
                              200 Clarendon Street
                              Boston, MA 02116, USA

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                                TABLE OF CONTENTS

PART A - GENERAL EXPLANATIONS..................................................................                 7

INTRODUCTION...................................................................................                 7

   PIONEER FUNDS...............................................................................                 7
   PIONEER INVESTMENT MANAGEMENT, INC..........................................................                 7

IMPORTANT INFORMATION..........................................................................                 7

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA............................................                 7

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE PIONEER FUNDS.................                 8
   INVESTMENT STYLE OF THE PIONEER FUNDS.......................................................                 8
   INVESTMENT OBJECTIVES OF THE PIONEER FUNDS..................................................                 8
   PIONEER FUND................................................................................                 9
   PIONEER VALUE FUND..........................................................................                 9
   PIONEER MID CAP VALUE FUND..................................................................                10
   PIONEER INTERNATIONAL VALUE FUND............................................................                10
   GENERAL RISKS OF INVESTING IN THE PIONEER FUNDS.............................................                11

PERFORMANCE OF THE PIONEER FUNDS...............................................................                11

PURCHASE OF SHARES AND ACCOUNT-KEEPING.........................................................                12

   OFFERING PRICE..............................................................................                12
   GRADUATION OF SALES CHARGES.................................................................                12
   QUALIFICATION FOR REDUCED SALES CHARGES.....................................................                13
   CUMULATIVE QUANTITY DISCOUNT................................................................                13
   LETTER OF INTENT............................................................................                13
   PURCHASE OF SHARES WITHOUT SALES CHARGE.....................................................                13
   PURCHASE BY CERTAIN PERSONS.................................................................                14
   REIMBURSEMENT OF SALES CHARGES TO DISTRIBUTION AGENTS.......................................                14
   REINSTATEMENT PRIVILEGE.....................................................................                14
   MAKING A FIRST PURCHASE OF SHARES...........................................................                14
   MAKING ADDITIONAL PURCHASES OF SHARES.......................................................                15
   AUTOMATIC INVESTMENT PLAN...................................................................                15
   ACCOUNTS....................................................................................                15
   JOINT ACCOUNT WITH JOINT POWER OF DISPOSAL..................................................                15
   JOINT ACCOUNT WITH SINGLE RIGHT OF DISPOSAL.................................................                15
   CASE OF DEATH...............................................................................                15
   CLOSING OUT OF SMALL FUND ACCOUNTS..........................................................                16
   DUTY TO COOPERATE ON THE PART OF THE SHAREHOLDER............................................                16

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
REDEMPTION OF SHARES...........................................................................                16

   SUSPENDING THE REDEMPTION OF SHARES.........................................................                17
   CONTINGENT DEFERRED SALES CHARGES/REDEMPTION FEE............................................                17

SYSTEMATIC WITHDRAWAL PLANS....................................................................                17

EXCHANGE PRIVILEGE.............................................................................                18

AUTOMATIC EXCHANGE.............................................................................                18

DISTRIBUTION OPTIONS...........................................................................                18

INVESTMENT OF DIVIDENDS IN ANOTHER FUND........................................................                19

FAX REQUESTS...................................................................................                19

TELEPHONE REQUESTS.............................................................................                19

EXCESSIVE TRADING..............................................................................                19

PAYING AGENTS..................................................................................                20

STOCKBROKERS...................................................................................                20

THE MANAGEMENT OF THE PIONEER FUNDS............................................................                21

   BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF THE PIONEER FUNDS...............................                21
   BOARD COMMITTEES............................................................................                25
   COMPENSATION OF OFFICERS AND TRUSTEES.......................................................                26
   SALES LOADS.................................................................................                27
      Other Information........................................................................                27
   CODE OF ETHICS..............................................................................                29
   THE MANAGER.................................................................................                29

MAIN DISTRIBUTOR...............................................................................                45

TRANSFER AGENT.................................................................................                45

CUSTODIAN......................................................................................                45

PORTFOLIO TRANSACTIONS.........................................................................                46

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................................                46

DISTRIBUTION SERVICE FEE.......................................................................                46

COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS...............................................                47

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
SHAREHOLDER EXPENSES...........................................................................                47

PUBLICATIONS...................................................................................                48

DIVIDENDS, DISTRIBUTIONS AND TAXATION..........................................................                48

SUPERVISION....................................................................................                49

JURISDICTION...................................................................................                50

RIGHT OF REVOCATION............................................................................                50

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY..............................................                50

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA......................................................                50

DESCRIPTION OF FUND SHARES.....................................................................                51

   LEGAL FORM AND RIGHT TO SHARES..............................................................                51
   SHAREHOLDER LIABILITY.......................................................................                51

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES...........................................                51

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE............................................                52

SELECTED DATA PER SHARE........................................................................                52

PART B - FEATURES OF THE INDIVIDUAL PIONEER FUNDS
   (INVESTMENT OPERATIONS, INVESTMENT RESTRICTIONS, INVESTMENT RISKS) .........................                56

I. INVESTMENT RESTRICTIONS.....................................................................                56

   PIONEER FUND................................................................................                56
   PIONEER VALUE FUND..........................................................................                58
   PIONEER MID CAP VALUE FUND..................................................................                61
   PIONEER INTERNATIONAL VALUE FUND............................................................                63

II. INVESTMENT TRANSACTIONS AND INVESTMENT RISKS...............................................                66

   RESTRICTED MARKETABLE AND ILLIQUID SECURITIES...............................................                66
   INVESTMENTS IN EQUITY SECURITIES (PIONEER VALUE FUND).......................................                66
   DEBT SECURITIES SELECTION...................................................................                66
   RISKS OF NON-U.S. INVESTMENTS...............................................................                68
   INVESTMENTS IN DEPOSITARY RECEIPTS..........................................................                70
   REPURCHASE AGREEMENTS.......................................................................                70
   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.................................................                71
   PORTFOLIO TURNOVER..........................................................................                71

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
   FOREIGN CURRENCY TRANSACTIONS...............................................................                71
   OPTIONS ON SECURITIES AND SECURITIES INDICES................................................                73
   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS..........................................                75
   WARRANTS AND STOCK PURCHASE RIGHTS..........................................................                76
   PREFERRED SHARES............................................................................                77
   LENDING OF PORTFOLIO SECURITIES.............................................................                77
PART C - Contractual Provisions................................................................                78

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This prospectus is intended for investors in the Federal Republic of Germany and the Republic of Austria only. For interested shareholders resident in Switzerland a separate prospectus is made available, which can be obtained either from the Shareholder Servicing Agent Pioneer Global Investments Ltd., German branch, Postfach 105142, 20035 Hamburg or from Banque MeesPierson BGL
S.A. Zurich branch, Rennweg 57, Postfach, CH-8023 Zurich.

PART A - GENERAL EXPLANATIONS

INTRODUCTION

Pioneer Funds
     This prospectus includes information on the Pioneer Fund, Pioneer Value Fund, Pioneer Mid Cap Value Fund and Pioneer International Value Fund (the "Pioneer Funds") launched under the laws of the United States of America.
     The Pioneer Funds are supervised by independent Boards of Trustees, which have transferred certain services such as investment management to companies of the Pioneer group.
     Before investing, an investor should know the information contained in this prospectus. Please read the following pages carefully and retain the prospectus together with the other documents handed over to you.

Pioneer Investment Management, Inc.
     Pioneer Investment Management, Inc. ("Pioneer"), the manager of the Pioneer Funds, represents an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. As part of the Global Asset Management department Pioneer provides investment management and other financial services to mutual funds, institutional and other clients. As of December 31, 2003, the assets under management worldwide amounted to USD 145 billion, including assets of over USD 34 billion managed by Pioneer.

IMPORTANT INFORMATION
     The German wording of the prospectus, the contractual conditions and all other documents and publications of the Pioneer Funds shall apply for your legal relations with the Pioneer Funds.
     The purchase of shares in the Funds is always effected on the basis of the prospectus valid at the time of purchase. Before making additional purchases, investors should ask about the valid prospectus.
     The latest annual reports, which must not be older than 16 months shall be provided with the prospectus. If the date of the annual report is more than eight months (Federal Republic of Germany) or respectively nine months (Republic of Austria) ago, the respective semi-annual report shall be provided as well.
     In Germany and Austria only Class A shares in the Pioneer Funds can be obtained, which are described in this prospectus. In the U.S. the Pioneer Funds also issue Class B, Class C, Class R and Class Y shares which essentially differ from Class A shares by being issued without an initial sales charge but incurring a higher distribution fee and possibly a deferred sales charge. Therefore, all information contained in this prospectus refers to Class A shares of the Pioneer Funds unless expressly stated otherwise.
     The Pioneer group also offers different investment funds launched under Irish and Luxembourg law. The conditions regarding the purchase of shares in these Irish and Luxembourg Pioneer funds as well as detailed information on their investment objectives are contained in separate prospectuses, which can be obtained from Pioneer Fonds Marketing GmbH, HopfenstraBe 4, 80335 Munich.
     Nobody is authorized to provide information or make statements with regard to the Pioneer Funds which are not contained in this prospectus and the financial reports attached to it or in other documents issued by corporations of the Pioneer group. Every purchase of fund shares a person may undertake on the basis of statements or particulars which are not contained in the aforementioned documents or which deviate from their contents is effected solely at the risk of the buyer.
     Those persons engaged in the distribution of fund shares (distribution agents) are not entitled to accept monies on behalf of the Pioneer Funds. Institutional distribution agents having obtained relevant approval are authorized to receive payments for fund shares on behalf of their clients.
     Please note the important notice about privacy of customer information of our clients at the end of this document.

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA

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     For shareholders with residence in Germany and Austria the following company acts as shareholder servicing agent for the purpose of simplifying the communication with the Pioneer funds:

     Pioneer Global Investments Limited, German branch
     Postfach 105142
     20035 Hamburg
     Germany

     phone:              +49-(0)40 - 53 89 17-0
     fax:                +49-(0)40 - 53 89 17-24

     toll free phone and fax numbers
                         Germany                           Austria
     phone               0800-082 08 68                    0800-29 76 57
     fax                 0800-082 08 73                    0800-29 14 76

     Any inquiries and orders formulated in German may be addressed to the shareholder servicing agent. Under normal circumstances the orders received by Pioneer Global Investments Limited, German branch on a German banking day prior to 17:00 hours will be passed on to the transfer agent of the Pioneer Funds in Boston on the same day.
     For the sake of form it is indicated that the representatives are also authorized to receive deliveries addressed to the Pioneer Funds.

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE PIONEER FUNDS

Investment Style of the Pioneer Funds
     Pioneer uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks to select and purchase securities which are offered at reasonable prices or substantial discounts to their underlying values in order to hold these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide reasonable amount of income. Pioneer relies on the knowledge, experience and judgement of its portfolio managers who have access to a wide variety of research possibilities. Pioneer focuses on the quality and price of individual issuers, not on entire economic sectors. Pioneer does also not pursue any strategies aiming at early market entry (market timing). When selecting securities Pioneer looks, among others, for some of the following features, which can be evaluated differently:

          o    Above average potential for earnings and revenue growth
          o    Favorable expected returns relative to perceived risk
          o Sustainable competitive advantage, such as a brand name, customer base, proprietary technology or particular economies of scale
          o Management with demonstrated ability and commitment to the company
          o Low market valuations relative to earnings forecasts, book value, cash flow and sales
          o "Turnaround" potential for companies that have been through difficult periods
          o    Good prospects for dividend growth
          o Estimated private market value in comparison with the current stock price Private market value is the price an independent investor would pay to own the entire company
          o    Low debt levels relative to equity
          o    Strong fundamentals of issuer's industry
     In theory the Pioneer Funds are allowed to hold up to 100% of their assets in bank deposits but will avoid doing so because of their investment objectives. The Pioneer Funds may also acquire securities which are not admitted for trade on stock exchanges.

Investment objectives of the Pioneer Funds
     The investment objectives and strategies of the individual Pioneer Funds will be described below. If in this connection a maximum percentage is given for the investment in certain securities and/or regions this information refers in each case to the time the investment is made. Any later changes in value of such investments, the net asset value of a fund or other circumstances will not be considered in determining whether the investment complies with the funds' investment objectives and strategies.

Pioneer Fund
Investment objective- regular income and capital growth
     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment strategy, equity securities include common stocks, convertible debt securities and other equity securities such as depositary receipts, warrants, stock purchase rights and preferred stocks.
     The fund may invest up to 10% of its assets in equity securities and debt securities issued by non-U.S. companies as well as debt securities of non U.S. governments. The fund will not invest more than 5% of its assets in securities of issuers from emerging markets.
     In addition, the fund may acquire debt securities issued by companies or governments. In general, the fund will only invest in investment grade debt securities. However, it may invest up to 5% of its assets in debt securities including convertible debt securities that are below investment grade. The fund will invest in debt securities if Pioneer is of the opinion that this is in accordance with the fund's investment objectives by offering the potential for reasonable income and capital growth in order to diversify the fund's portfolio or to achieve more liquidity.
     Although the fund will in general invest substantially all its assets in order to reach its investment objectives, the fund may invest the remaining assets also in securities with a maturity of less than one year and hold cash and cash equivalents. For defensive or extraordinary purposes the fund may in theory also invest up to 100% of its assets in this form.
     The fund may also acquire futures and options on securities, indices and currencies, forward foreign exchange contracts and other derivatives. The fund will not use such derivatives as prior investment strategy but on a regular basis only for hedging purposes. However, the fund may also use derivatives for other purposes including among others the following:
          o as hedge against unfavorable developments of share prices, interest rates or exchange rates;
          o    as substitute for the purchase or disposal of securities;
          o for the purpose of performance improvements in which case such a non-hedging strategy may be regarded as speculative.

Pioneer Value Fund
Investment objective - regular income and capital growth
     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment strategy, equity securities include common stocks, convertible debt securities and other equity securities such as depositary receipts, warrants, stock purchase rights and preferred stocks.
     The fund may invest up to 25% of its assets in securities of issuers from outside the U.S. but not more than 5% of the assets may be invested in securities of issuers from emerging markets.
     In addition, the fund may acquire debt securities issued by companies or governments. In general, the fund will only invest in investment grade debt securities. However, it may invest up to 5% of its assets in debt securities including convertible debt securities that are below investment grade. The fund will invest in debt securities if Pioneer is of the opinion that this is in accordance with the fund's investment objectives in order to diversify the fund's portfolio or to achieve more liquidity.
     Although the fund will in general invest substantially all its assets in order to reach its investment objectives, the fund may invest the remaining assets also in securities with a maturity of less than one year and hold cash and cash equivalents. For defensive or extraordinary purposes the fund may in theory also invest up to 100% of its assets in this form.
     The fund may also acquire futures and options on securities, indices and currencies, forward foreign exchange contracts and other derivatives. The fund will not use such derivatives as prior investment strategy but on a regular basis only for hedging purposes. However, the fund may also use derivatives for other purposes including among others the following:
          o as hedge against unfavorable developments of share prices, interest rates or exchange rates;
          o    as substitute for the purchase or disposal of securities;
          o for the purpose of performance improvements in which case such a non-hedging strategy may be regarded as speculative.

Pioneer Mid Cap Value Fund
Investment objective - capital growth through investment in a diversified portfolio of securities consisting primarily of common stocks
     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those companies with a market value within the range of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.
     The fund may invest up to 25% of its assets in equity securities and/or debt securities of issuers from outside the U.S. but not more than 5% of the assets may be invested in securities of issuers from emerging markets.
     Up to 20% of the fund's assets may be invested in debt securities issued by governments or companies. In general, the fund will only invest in investment grade debt securities. However, it may invest up to 5% of its assets in convertible debt securities that are below investment grade. The fund will invest in debt securities if Pioneer is of the opinion that this is in accordance with the fund's investment objectives in order to diversify the fund's portfolio or to achieve more liquidity.
     Although the fund will in general invest substantially all its assets in order to reach its investment objectives, the fund may invest the remaining assets also in securities with a maturity of less than one year and hold cash and cash equivalents. For defensive or extraordinary purposes the fund may in theory also invest up to 100% of its assets in this form.
     The fund may also acquire futures and options on securities, indices and currencies, forward foreign exchange contracts and other derivatives. The fund will not use such derivatives as prior investment strategy but on a regular basis only for hedging purposes. However, the fund may also use derivatives for other purposes including among others the following:
     o as hedge against unfavorable developments of share prices, interest rates or exchange rates;
     o    as substitute for the purchase or disposal of securities;
     o for the purpose of performance improvements in which case such as non-hedging strategy may be regarded as speculative.
     The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Pioneer International Value Fund
Investment objective - long-term capital growth
     Normally, the fund invests at least 80% of its assets in equity securities. These companies may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets (at the time of the investment). However, the fund may invest more than 25% of its assets in issuers organized in the United Kingdom or Japan or in securities quoted or denominated in the currencies of those countries or the Euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. For purposes of the fund's investment strategy, equity securities include common stocks, convertible debt securities and other equity securities such as depositary receipts, warrants, stock purchase rights and preferred stocks. With regard to its investments the fund may also enter into forward foreign exchange contracts on currencies other than U.S. dollar.
     The fund may invest up to 20% of its assets in debt securities issued by U.S. or non-U.S. companies and governments. In general, the fund will only invest in investment grade debt securities. However, it may invest up to 5% of its assets in convertible debt securities that are below investment grade. The fund will invest in debt securities if Pioneer is of the opinion that this is in accordance with the fund's investment objectives in order to diversify the fund's portfolio or to achieve more liquidity.
     Although the fund will in general invest substantially all its assets in order to reach its investment objectives, the fund may invest the remaining assets also in securities with a maturity of less than one year and hold cash and cash equivalents. For defensive or extraordinary purposes the fund may in theory also invest up to 100% of its assets in this form.
     The fund may also acquire futures and options on securities, indices and currencies, forward foreign exchange contracts and other derivatives. The fund will not use such derivatives as prior investment strategy but on a regular basis only for hedging purposes. However, the fund may also use derivatives for other purposes including among others the following:

     o as hedge against unfavorable developments of share prices, interest rates or exchange rates;

     o    as substitute for the purchase or disposal of securities;
     o for the purpose of performance improvements in which case such as non-hedging strategy may be regarded as speculative.

General risks of investing in the Pioneer Funds
     Shares held in the Pioneer Funds do not constitute bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other insurance facilities in any federal state of the United States or in the Federal Republic of Germany or the Republic of Austria.
     Fund shares represent an investor's interest in the assets of an investment fund where investors' monies are pooled for being invested in different assets - with respect to the Pioneer Funds in securities - according to the principle of risk diversification and for being professionally managed by the manager of the fund. Although the funds pursue capital growth and regular income within the limits of their investment objectives you may suffer a loss or earn less than by investing in other shares as the value of your shares in the respective fund is subject to the fluctuations on stock exchanges. But it may also be the case that the securities of the fund's portfolio rest undervalued or do not have the initially expected growth potential.
     The bank deposits held by the Pioneer Funds with the custodian bank are insured depending upon the nature of the account of each fund up to an amount of USD 100,000 by the FDIC. The Pioneer Funds maintain both secured and unsecured bank deposits.
     In comparison with fixed-term deposit investments you will run an economic risk and the value of your fund account may be above or below the purchase price of the share at the time of redemption.
     In addition you should consider that the exchange rate of the US dollar in relation to the Euro may fluctuate greatly and that it may affect appreciably the fund returns of the investor.
     The Pioneer Funds are designed for investors who are able to run these risks. In any case interested investors should consult an independent financial adviser.

     Profile of a typical investor
     An investment in one of the Pioneer Funds is suitable for investors who wish to participate in equity markets. It is also suitable for sophisticated investors wishing to attain their defined investment objectives. The Pioneer Funds may be most appropriate for investors with medium to long-term investment horizon, as losses may occur due to market fluctuations. For investors with a diversified portfolio the Pioneer Funds may be suitable as a core investment.

PERFORMANCE OF THE PIONEER FUNDS
Performance
     The performance of the Pioneer Funds varies from year to year. The following chart shows the performance expressed in percent and refers to the relevant calendar year as of December, 31. The calculation was effected on the basis of US dollar and does not take into account any sales charges paid at the time of purchase of the fund shares. The funds past performance does not indicate how they will perform in the future.

                            1994     1995     1996     1997     1998     1999     2000     2001     2002    2003
Pioneer Fund                -0.57   26.64    19.70    38.47    29.09    15.63     0.12   -11.13   -20.26   24.58
Pioneer Value Fund          -1.73   27.15    21.99    23.70    -7.99     1.61    15.95    -3.09   -18.79   28.54
Pioneer Mid Cap Value
  Fund                      14.83   30.73    11.66    17.45    -4.71    12.60    17.64     5.56   -11.99   36.87
Pioneer International
  Value Fund                -5.39    7.54    11.31     5.75    -6.24    41.80   -26.04   -24.60   -15.16   28.42

Comparison of the average annual returns with the stated indices
     The following table shows the average annual total returns of the respective fund for the relevant periods and compares these returns to the returns of the stated indices. Unlike the funds, the index is not managed and does not incur expenses. The figures in the table reflect sales charges and assume that any distribution was reinvested respectively and that the fund shares were given back at the end of the period as of December 31, 2003.

                                    1 Year          5 Years        10 Years    Since Inception  Inception Date
Pioneer Fund                         17.40          (0.76)          10.00           12.51         13/02/1928
S&P 500 Index(1)                     28.67          (0.57)          11.06           10.12
Pioneer Value Fund                  (22.46)         (4.27)           6.07           12.05         30/09/1969

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

Russell 1000 Value Index(2)         (15.52)          1.16           10.80           13.92
Pioneer Mid Cap Value Fund           28.98           9.68           11.53           12.75         25/07/1990
Russell Midcap Value Index(3)        38.07           8.73           13.04           14.23
Pioneer International Value
  Fund                               21.03          (4.08)          (0.92)           3.50         25/03/1993
MSCI AC World Free ex USA
  Index(4)                           41.41           1.55            4.66            6.19

(1) The Standard & Poor's 500 Index is a generally recognized index measuring the performance of 500 companies whose stocks are widely spread and listed on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market. Unlike the funds, the index is not managed, does not incur expenses and does not reflect deduction for taxes.
(2) The Russell 1000 Value Index measures the performance of 1,000 companies having a lower price to book ratio and whose value is less determined by anticipated growth. Unlike the funds, the index is not managed, does not incur expenses and does not reflect deduction for taxes.
(3) The Russell Midcap Value Index measures the performance of those Russell Midcap companies having a low price to book ratio and whose value is less determined by anticipated growth. Unlike the funds, the index is not managed, does not incur expenses and does not reflect deduction for taxes.
(4) The MSCI (Morgan Stanley Capital International) AC (All Country) World Free ex USA Index is a generally recognized, capitalization weighted index measuring the performance of companies whose stocks are traded in securities markets outside the U.S. Unlike the fund, the index is not managed, does not incur expenses and does not reflect deduction for taxes.

PURCHASE OF SHARES AND ACCOUNT-KEEPING
Offering price
     Shares in the Pioneer Funds may only be purchased at the relevant valid offering price and in principle only by payments of money. Under certain circumstances the Pioneer Funds may in their sole discretion, accept a payment other than the payment of money. The offering price represents the net asset value per share in the Pioneer fund chosen by you plus an initial sales charge.
     Shares are issued at the net asset value per share (plus initial sales charge) calculated by the transfer agent on the day following the day payment attributable to a fund account was received.

Graduation of sales charges
     The amount of sales charge depends on the amount invested and is contained in the following table.

                                                             Sales charges expressed in per cent of the
 Amount of the capital invested                              offering price(1)       net fixed assets (2)
less than USD 50,000                                                5.75%                    6.10%
more than USD 50,000                                                4.50%                    4.71%
but less than USD 100,000
more than USD 100,000                                               3.50%                    3.63%
but less than USD 250,000
more USD 250,000                                                    2.50%                    2.56%
but less than USD 500,000
USD 500,000                                                         2.00%                    2.04%
but less than USD 1,000,000
USD 1,000,000                                                       0.00%                    0.00%
 or more

(1) will be deducted from the investment
(2) will be added to the net asset value

     The schedule of sales charges above is applicable to purchases of Class A shares of the funds by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code.

     Currently, no sales charge is payable on investments of USD 1,000,000 or more, but for such investments a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 18 months (one year in case of purchase of shares prior 1 February 2004) after the purchase. See "Redemption of Shares - Deferred sales charge".

Qualification for reduced sales charges

Cumulative quantity discount
     If you or your spouse or your children under 21 already own or are purchasing shares of a Pioneer fund at the same time and you notify Pioneer Global Investments Limited, German branch, of this circumstance in time, the sales charge payable when purchasing the shares depends on the total value (at the current offering price) of the shares already owned by the above mentioned persons or purchased at the same time. This may result in a reduced sales charge.
     For example an investor who invested USD 5,000 in one Pioneer fund and already holds shares in other Pioneer Funds amounting to USD 50,000 as well would only pay a sales charge of 4.50% of the offering price of the newly purchased shares.
     The Pioneer Funds do also offer so called group plans issuing shares at a lower sales charge or without any sales charge. Such plans require that certain organizations are willing to recommend the Pioneer Funds to their members, to enable the Pioneer Funds to advertise within the organization or to promote the sale of fund shares to their members in some other way. Besides fund shares may be purchased at charges differing from the table via institutions such as insurance companies which include the fund shares in their range of financial products (for example fund-related life insurance, fund of funds) or via banks and asset management companies which distribute the fund shares to their clients and have an omnibus account with Pioneer Global Investments. Further information on this subject can be obtained from Pioneer Fonds Marketing GmbH, HopfenstraBe 4, 80335 Munich.
     Pioneer reserve the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Group not launched under U.S. law.

Letter of Intent
     You can also use a letter of intent to qualify for reduced sales charges. With this letter you confirm your intention to purchase and hold shares amounting to USD 50,000 or more (excluding any reinvestments of dividends and capital gains distributions) within a period of 13 months.
     Then you will only be charged such sales charge that would be applicable if you had purchased all shares during such 13-month period all at once.
     If, for example, your letter of intent provides for the purchase of shares amounting to USD 50,000 within a period of 13 months, you will have to pay a sales charge of 4.50% for all purchases made within that period.
     A purchase not made pursuant to a letter of intent, may be included at some future date if the letter of intent is submitted within 90 days of such purchase. Shareholders may also include the value (at the current offering price) of all of their shares in the Pioneer Funds as of the date of the letter of intent as a credit towards determining the reduced sales charge.
     If the amount of shares purchased during the 13-month period exceeds the amount indicated in your letter of intent and if the total (less redemptions, if any) qualifies for a further quantity discount, the reduced sales charge, if any, will be calculated on the day of purchase.
     A letter of intent is not a binding obligation upon the investor to purchase, or the Pioneer Funds to sell the shares in full at the amount indicated. But if you do not pay the stated investment amount during this 13-month period, an adjustment in the sales charge will be made.
     The letter of intent authorizes Pioneer Investment Management Shareholder Services, Inc. to escrow shares of 5% of the investment amount stated in the letter of intent in order to insure the payment of a possible deferred sales charge and the shares will continue to be registered in your name. If an adjustment in the sales charge has to be made, Pioneer Investment Management Shareholder Services, Inc. may use the shares held in escrow in order to settle the payment claim. Remaining shares will then be released.
     Pioneer reserves the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Group not launched under U.S. law.

Purchase of shares without sales charge

Purchase by certain persons
     Shares in the Pioneer Funds may be purchased at net asset value per share without any sales charge by:
     o    current or former trustees and officers of the Pioneer Funds;
     o current or former partners and employees of legal counsel to the Pioneer Funds;
     o current or former directors, officers, employees or sales representatives of Pioneer or any other company of the group;
     o current or former directors, officers, employees or sales representatives of investment advisory companies or former investment advisers of all investment companies for which Pioneer serves as manager;
     o current or former officers, partners, employees or registered representatives of broker-dealers having entered into sales agreements with Pioneer Funds Distributor, Inc.;
     o    members of the immediate families of any of the persons above;
     o    any trust, trustee or other benefit plan for the foregoing persons;
     o    insurance companies;
     o certain "wrap accounts" for the benefit of clients of investment advisers and financial planners adhering to standards established by Pioneer Funds Distributor, Inc.;
     o other funds and accounts for which Pioneer or any of its affiliates serves as manager or investment adviser;
     o    certain mutual funds in connection with reorganization; and
     o    certain retirement plans launched in the U.S.

     The shares purchased without any sales charge may only be redeemed to the Pioneer Funds and may not be transferred or sold to other persons. The privilege of purchase without sales charge is attached to the condition that you inform Pioneer Funds Distributor, Inc. in writing that you are entitled to this privilege.
     The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time.

Reimbursement of sales charges to distribution agents
     There is a possibility that the main distributor of the Pioneer funds or one company of the Pioneer group affiliated with the main distributor will oblige in a distribution agreement to reimburse distribution agents for any part or all of the sales charge paid by investors mediated by one of them or to make other payments to such distribution agents.

Reinstatement Privilege
     If you have recently sold all or part of your shares in one Pioneer fund, you may reinvest all or part of the redemption proceeds without a sales charge in shares of this fund if you send a written request to Pioneer Global Investments Limited, German branch not more than 6 months after your shares were redeemed and make the respective payment into an account having the same registration as the account from which the shares were disposed.
     When you elect reinstatement, you are subject to the provisions outlined in the prospectus of the selected fund, including the applicable minimum investment requirement of the relevant fund.
     The redemption proceeds or the portion determined by you will then be reinvested at the net asset value of the shares in the Pioneer Funds which is calculated immediately after receipt of your relevant redemption and your written request for reinvestment.
     Since the disposal and the subsequent reinstatement may have adverse effects on taxes, you are recommended in any case to consult your tax adviser.
     The Pioneer Funds reserve the right to cancel or change the reinstatement privileges at any time.

Making a first purchase of shares
     If you intend to purchase shares in any Pioneer fund, you will have to properly execute and sign a purchase request and forward it via Pioneer Global Investments Limited, German branch, in Hamburg to the transfer agent of the Pioneer Funds. In addition, you will have to make the payment for your investment by transferring the amount to one of the paying agent accounts (or by choosing one of the other options for payment described below).
     The recommended minimum investment amount of a first investment is EUR 2,500 but at least USD 1,000.
     Provided that a duly executed subscription form has been received by Pioneer Global Investments Limited, German branch, immediately after receipt of the investment amount at the transfer agent of the Pioneer Funds, the purchased fund shares will be credited to the fund account opened for you. A statement of account will then be provided to you informing you of the number of purchased shares and the offering price. It is drawn to your attention that the Pioneer Funds may refuse to accept purchase requests in their absolute discretion.
     The funds will not issue any share certificates but will register the shares by electronic entry. Please use the transfer slips attached to the purchase requests.

Making additional purchases of shares
     If you already established a fund account and intend to make a further investment, it will generally not be necessary to submit a further purchase request. By indicating the number of your existing fund account you may rather transfer the investment amount to the paying agent in your country. When assigning the investment amounts Pioneer Investment Management Shareholder Services, Inc. may only consider the number of the fund account you stated. Misstatements, if any, will be debited to you.
     The recommended minimum subsequent investment amount is EUR 150 but at least USD 100.
     Please take into consideration that every purchase of fund shares will be effected on the basis of the prospectus valid for the relevant fund and for which you should ask before making your investment.

Automatic Investment Plan
     The automatic investment plan provides you with regular purchases of shares each month or quarter. The plan offers an ideal method for providing the advantages of "investment cost averaging". You may elect to enter the automatic subscription plan when you complete your purchase request or by writing to the shareholder servicing agent. If you elect an automatic investment plan, the Pioneer Global Investments Limited, German branch, through the paying agent, will withdraw the designated amount of money from your account to purchase shares at the designated interval. At any time, investors may change the frequency or amount of the periodic investments according to the stated intervals. The minimum rate of the investment plan is outlined in the purchase request. The sales charge will always be levied on the amount actually paid in. No advance charge of cost will be levied.
     With regard to payment transactions, fees charged in line with banking practice will be deducted from the amount invested.
     To avoid paying return fees, investors who wish to cancel their investment plans should contact the shareholder servicing agent at least fifteen days prior to the effective date of the cancellation.

Accounts
     The shareholder account may be opened in the form of an individual account or a joint account. When opening a joint account, please elect on the purchase request whether you wish to grant each other single power of disposal or whether you wish to give instructions only jointly. If you do not make a choice in the purchase request, only joint instructions will be accepted by the fund.

Joint account with joint power of disposal
     In the case of a joint account with joint power of disposal, instructions may be given only with the signature of both account holders. For practical purposes, telephone instructions with respect to accounts that require joint instructions are not accepted. In the case of death of one of the account holders of a joint account with joint power of disposal the remaining account holder(s) may only dispose together with the heir of the deceased shareholder.

Joint account with single right of disposal
     In the case of a joint account with single right of disposal, one shareholder alone may give, without the signature and approval of the other shareholder, any instructions including the closing out of the account - even to his/her sole favor. The fund has no obligation to inform the other account holder prior to the implementation of such instructions. Investors should therefore be aware of the risks involved with the single power of disposal. Please note that the single right of disposal may only be revoked by a joint written instruction.
     By granting each other single power of disposal, you also agree to transfer the account by way of gift to the surviving shareholder in the case of death. However, the surviving shareholder has no right to the transfer if the fund refuses the transfer because the heir(s) revoke(s) the instruction passed by the deceased shareholder. For this reason you should take relevant precautions in your testament.

Case of death
     In order to clarify execution authority in cases of death, the fund may request the certificate of inheritance, letters testamentary or other necessary documents. The fund may - but has no obligation to - waive the submission of a certificate of inheritance and letters testamentary if the fund receives an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The fund may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect. This does not apply if it is known to the fund that the person named therein is not authorized for disposition, or if the fund has not become aware of this because of its gross negligence.

Closing out of small fund accounts
     Your fund account must show a value of at least USD 500. If the value of your fund account falls below USD 500, the funds reserve the right to inform you that it intends to repurchase the remaining shares still held by you and to close out your fund account. From the day of such information you have 60 days to avert the repurchase of your shares by making additional investments.

Duty to cooperate on the part of the shareholder
     To facilitate the orderly maintenance of the shareholder's account, it is necessary that the shareholder immediately report any change in his name or address, as well as any other changes involving the fund account to Pioneer Global Investments Limited, German branch. Applications of any kind shall unambiguously reveal their intentions. Unclear formulated applications may result in wrong entries or additional inquiries. For any delays arising in this connection the shareholder will be held responsible.
     Each shareholder shall examine without undue delay the accuracy and completeness of the account extracts, any notification regarding the execution of applications, and information on expected payments and shall thereupon immediately raise objections, if any. This also applies to the failure to confirm the handling of transactions ordered by the shareholder.

REDEMPTION OF SHARES
     Under usual circumstances, as shareholder, you have the right to redeem your shares at the net asset value at any time and without being subject to a CDSC.
     German and Austrian investors should send their requests for redemption to the shareholder servicing agent Pioneer Global Investments Limited, German branch, who will forward them to the transfer agent. Requests for redemption may also be sent directly to Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") or to the representatives for being passed on to PIMSS. Please note that redemption requests in writing must be in "good order". If you hold certificates, these must be submitted in "good order" as well.
     Shareholders who have their shares managed by a bank or another duly authorized institution must handle the redemption through such bank/institution.
     "In good order" means that the request for redemption and/or the certificates must be signed and endorsed by the registered owner(s) exactly as the shares are registered and that the signature(s) must be confirmed by a bank or otherwise as accepted by the Transfer Agent. In addition, in some cases (involving fiduciary or corporate transactions), being in "good order" may require the furnishing of additional documents.
     Confirmations may be waived for redemption requests of USD 100,000 or less, provided that the registered holder executes the redemption request, the payment is directed to the registered shareholder at the registered address or account and the address was not changed in the prior 30 days. Normally, payment will be made within seven days after receipt of these documents. The Pioneer Funds reserve the right to withhold payment until checks received as payment for shares purchased have cleared, which could take up to 15 days from the purchase date.
     As a rule, the Pioneer Funds' practice will be to redeem shares at the net asset value per share of the respective Pioneer fund next calculated after receipt of the proper redemption request by PIMSS. If the redemption request is received by Pioneer Global Investments Limited, German branch in Hamburg prior to 5:00 p.m. Central European time on a bank business day in Germany, it will be calculated at the net asset value determined on this day (provided this day is not a public holiday in the U.S.).
     Payment of the redemption proceeds is normally made by bank transfer to the bank account of the shareholder or by posting a check denominated in USD to the shareholder. The instructions for the bank transfer will be given or, as the case may be, the check will be posted within 7 days from the day PIMSS has received the respective redemption request (if applicable together with the certificate) in good order.
     With respect to the payment via bank-transfer it should be noted that because of differences in the duration of the processing of bank transfers the redemption proceeds may be credited to your bank account after the 7 day period has expired and that the necessary conversion from USD to EUR may result in exchange losses.
     In the event that a shareholder requests payment by check, Pioneer is not liable for any losses resulting from either delays in postal delivery or delays due to the necessity of re-sending a check that was lost in the mail.

     The net asset value per share received upon repurchase may be more or less than the price the investor paid for the shares, depending upon the market value of the assets of the relevant fund at the time of repurchase.

Suspending the redemption of shares
     Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Pioneer Funds to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission, by order, so permits.
     The entity responsible for the suspension of the redemption of shares is the Funds' principal underwriter, PFD or the Funds' Board of Trustees.

Contingent deferred sales charges/Redemption fee
All Pioneer Funds
     Share purchases in the Funds of the equivalent of USD 1,000,000 or more are currently not subject to a sales charge. However, such purchases may be subject to a contingent deferred sales charge in the event of a share redemption within 18 months (12 months for shares purchased prior 1 February 2004) following the share purchase. This contingent deferred sales charge amounts to 1% of the value of the shares redeemed (exclusive of reinvested dividend and capital gains distributions) or the offering price of such shares at the time of purchase, depending on which amount is lower. Shares subject to contingent deferred sales charges which are exchanged into another Pioneer fund will continue to be subject to contingent deferred sales charges until the original 12-month period expires.

Pioneer International Value Fund
     If you redeem or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the value of the shares redeemed/exchanged. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.
     This redemption fee is not a contingent deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. The fund will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Therefore, the fund will first redeem any shares that were held the longest and are not subject to the redemption fee.
     The redemption fee does not apply to shares purchased by reinvesting distributions, to systematic withdrawal plan transactions, in connection with some savings plans especially established in the U.S., to the closing of smaller fund accounts and, if applicable, to transactions made through an omnibus account.
     The fund reserves the right to waive the redemption fee if the investor's sale results from certain hardship situations including death, permanent disability or a natural disaster.

SYSTEMATIC WITHDRAWAL PLANS
     The systematic withdrawal plan is designed to provide a convenient method of receiving payments fixed in advance at regular intervals from selling fund shares.
     When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a monthly, quarterly, semi-annually or annual basis in the equivalent designated by you when establishing the systematic withdrawal plan and will either send the proceeds by USD check to you, or any person designated by you or deposit them into a bank account designated by you in DEM, ATS or EUR.
     In order to establish the systematic withdrawal plan with periodic payments of at least USD 50, you need to open a fund account having a total value of not less than USD 10,000.
     Any changes of your designated bank account, designation of another person to receive checks or any changes in your address after your account is opened require a relevant order in original, a copy of identity card and in certain cases an acceptable signature confirmation of this action.
     Systematic withdrawal plan payments are made on the 18th of each month. To the extent that sales within the limits of the systematic withdrawal plan exceed dividend and capital gains distributions of shares, such periodic payments will reduce the number initially deposited in the fund account. If you purchase shares while maintaining a withdrawal plan, you consequently will have to pay unnecessary sales charges, if applicable.
     The systematic withdrawal plan may be terminated at any time (1) by written notice to the shareholders servicing agent or PIMSS or from PIMSS to the shareholder; (2) upon receipt by the shareholders servicing agent or PIMSS of appropriate evidence of the shareholder's death; or
(3) when all shares under the plan have been sold.

EXCHANGE PRIVILEGE
     You may exchange your shares in a Pioneer fund at net asset value without a sales charge, for shares of another Pioneer fund, provided you have acquired your shares directly and paid the applicable sales charge. Exchange requests must be made in writing.
     In the event that the exchange results in an initial investment in another Pioneer Fund or sub-fund, the requirements for opening a new account (minimum investment amount, information/ documentation) must be observed and, if applicable, a respective subscription form has to be completed in order to open such investment account.
     Exchanges must be at least USD 1,000.
     However, exchanges with a value of USD 25,000 or more are restricted to four transactions in each calendar year.
     This exchange limitation is intended to discourage short-term trading in fund shares, as short-term trading can increase the expenses incurred by the fund and make portfolio management less effective.
     In determining whether the exchange limit has been reached, Pioneer may aggregate a series of exchanges (each valued less than USD 25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.
     The exchange limitation does not apply to automatic exchange transactions described below, to accounts that have a written exchange agreement with the distributor and in some cases to transactions made through an omnibus account for fund shares.
     If an exchange request is received by PIMSS on a bank business day in the U.S. prior to 4:00 p.m. Boston time, the exchange usually will occur on that day. This requires that the written exchange request is received by Pioneer Global Investments Limited, German branch, Hamburg, in "good order" prior to 5:00 p.m. Central European time on a bank business day in Germany. If the exchange request is received after 5:00 p.m. Central European time respectively, the exchange will usually occur on the following business day.
     You should consider the different investment objectives and policies of the Pioneer Funds, as described in this prospectus, before making any exchange. For tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a taxable capital gain on the shares sold if purchase and sale of the shares lie between the speculative period applicable to your country.
     The Funds reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or the frequency of exchanges to prevent abuse of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be the attempt to "time the market". In addition, the Funds reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The Funds will provide 60 days' notice of material amendments to or termination of the privilege.

AUTOMATIC EXCHANGE
     You may automatically exchange shares from one fund account to another fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of USD 5,000. The exchange will occur on the day you stated in the application form. You should consult your tax adviser regarding the tax consequences before deciding in favor of this option.

DISTRIBUTION OPTIONS
     Unless you indicate another option on your account application, dividend and capital gain distributions, if any, will be automatically invested in additional shares of the relevant Pioneer fund at the applicable net asset value per share.
     There are two further options as well: (a) dividend distributions paid to you in cash and capital gain distributions reinvested in additional shares and
(b) all dividends and distributions paid to you in cash. However, these two options are not available to fund accounts with a value of less than USD 500. For changing your distribution options you will have to send a written application to the shareholder servicing agent.
     Provided that a check issued for dividends or capital gains is not cashed within 6 months, the transfer agent has the right to use the amount represented by the check to purchase additional shares for the respective account at the net asset value then applicable and to reinvest further distributions until otherwise instructed by the respective shareholder in writing.

INVESTMENT OF DIVIDENDS IN ANOTHER FUND
     You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in another Pioneer fund account. The value of this second account must be at least USD 1,000 (USD 500 for Pioneer Fund or Pioneer Value
Fund). Invested dividends may be in any amount, and there are no fees or charges for this service.

FAX REQUESTS
     After a shareholder has made a relevant request, orders for the redemption and exchange of shares may be transmitted by fax to Pioneer Global Investments Limited, German branch, subject to the following conditions.
     In the case of a request transmitted by fax, the redemption or exchange price will be determined based on the date the faxed request was received by the transfer agent prior to 4:00 p.m. Boston time on a bank business day in the U.S. This requires receipt of the purchase request by Pioneer Global Investments Limited, German branch prior to 5:00 p.m. Central European time and that the relevant day is a bank business day in Germany.
     If shares have been issued in the form of certificates, the redemption proceeds will not be paid out until the transfer agent has also received the certificates for the shares to be redeemed.
     A maximum of USD 100,000 may be redeemed and a maximum of USD 500,000 may be exchanged by fax. Redemption proceeds may be received by check sent to the address or by bank transfer to the bank account indicated in your subscription form or duly changed at a later date, the last alteration not having been made less than 30 days prior to the faxed request. For changes of address or bank account a relevant order in original as well as a copy of your identity card are required.
     The Pioneer Funds are not liable for forged faxes and may execute fax requests for the risk of the shareholder unless they did not become aware of the incorrect nature of the fax, intentionally or through gross negligence.

TELEPHONE REQUESTS
     After receipt of a relevant request by a shareholder, orders for the exchange of shares of other Pioneer investment funds which are authorized for public distribution in Germany and Austria as well as requests for the sale of participating shares will also be accepted by phone by Pioneer Global Investments Ltd. on behalf of PIMSS, whereby exchange requests will only be executed if the account registration of the previous investment fund corresponds to that of the new investment fund and the value of the exchange does not exceed USD 500,000. Requests received by phone will only be executed if the sales proceeds do not exceed USD 100,000 (or the equivalent in EUR) and are paid either into the account indicated in the sales request or by check sent to the address indicated in the sales request. The Pioneer investment funds and Pioneer Global Investments Limited are not liable for the authenticity of orders so passed and may accept them with debt-discharging effect unless they are aware or they are not aware as a result of gross negligence that the principal has no power of disposal. With regard to joint accounts with joint power of disposal and accounts for minors this option is not available.

EXCESSIVE TRADING
     The Pioneer Funds discourage excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Pioneer Funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the Pioneer Funds, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Pioneer Funds' shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pioneer Funds' policies.

PAYING AGENTS
     In order to facilitate payment transactions between the investors and the transfer agent of the Pioneer Funds accounts were established at banks in the Federal Republic of Germany and the Republic of Austria for payments of and to investors.
     Investors may deposit payments in their home currency into these accounts; these will be converted into U.S. dollars for usual banking charges and then be transmitted to the accounts of the relevant Pioneer fund with their custodian.
     When making your first purchase of shares, please consider that a duly completed purchase order must have been received by Pioneer Global Investments Limited, German branch in order to assign the amount of your investment. Monies held in the paying agent account for lack of assignment bear no interest. Pioneer Global Investments Limited, German branch, reserves the right to return monies to the sender if no relevant purchase request is received within three weeks on receipt of payment.
     In order to avoid amounts posted to the wrong account you should absolutely make use of the transfer slips attached to the purchase order and as far as additional payments are concerned you should state the relevant number of the fund account designated for the purchase of additional shares.
     When assigning the amounts invested Pioneer Global Investments Limited, German branch, may exclusively go along with the number of the purchase order form or the number of the fund account indicated under reason for transfer.
     The payment of sales proceeds will be transacted on the same terms unless the shareholder requests to receive payment by USD check.
     In Austria, investors may request payment of redemption proceeds, dividends and other payments from the Pioneer Funds in EUR through the relevant paying agent, which is in Germany the Citibank Privatkunden AG & Co. KgaA, KasernenstraBe 10, 40213 Dusseldorf and in Austria Bank Austria
Creditanstalt AG, Am Hof 2, A-1010 Vienna.
     Within the context of payment transactions usual banking charges will be deducted from the amount invested or the redemption proceeds respectively. The shareholders incur the exchange risk.

STOCKBROKERS
     The main distributor of the Pioneer Funds engaged Pioneer Fonds Marketing GmbH, HopfenstraBe 4, 80335 Munich, to conclude in the Federal Republic of Germany and the Republic of Austria contracts with banks and financial services companies (distribution agents) concerning the brokerage of shares in the Pioneer Funds in the respective countries.

     These distribution agents operate under their own name and for their own account. They provide investors with independent services (for example in the form of investment advice) and do not assist the Pioneer Funds, the manager or any other member of the Pioneer group. The Pioneer group does not assume liability neither within the bounds of the German Banking Act nor in any other context. Whenever investors are referred to distribution agents this is done because of the purchase of shares in the Pioneer Funds and not because of other financial products offered by the distribution agents and which are generally not examined by the Pioneer group.
     In addition, distribution agents are not authorized to accept payments for fund shares in the name of the Pioneer fund, the manager or any other member of the Pioneer group. Institutional distribution agents having obtained relevant approval are authorized to receive payments for fund shares on behalf of their clients.
     The Pioneer Funds strongly advise against debt-financed purchases of shares since the investment risk will be much greater because of external financing. The Pioneer Funds offer their shares to the public but - except some fund-related life insurances - they do not offer any financial products combined with the fund shares. If distribution agents offer such "combination products", the Pioneer Funds, the Pioneer group and their affiliates will not assume any liability for these products.
     With respect to the different cost pattern and taxation when investing directly in funds and the investment in fund-related life insurances or products of funds of funds, the investors are strongly advised to consult their tax or financial adviser in order to determine the most convenient investment form.

THE MANAGEMENT OF THE PIONEER FUNDS

Board of Trustees and executive officers of the Pioneer Funds
     The trustees of the Pioneer Funds are responsible for the broad supervision of the Pioneer Funds. On the other hand the executive officers of the Pioneer Funds have the responsibility for the day-to-day business of the Funds. Each Pioneer fund has its own Board of Trustees. However, the Board of Trustees is made up of the same persons.
     The trustees and executive officers are listed below, together with their principal occupations during the past five years. Trustees who are "interested persons" within the meaning of the Investment Company Act of 1940 are called "interested trustees" whereas trustees who are not interested persons are called "independent trustees". The address of all interested trustees and all executive officers is 60 State Street, Boston, Massachusetts 02109, USA.

Name, Age          Position Held     Term of Office and      Principal Occupation             Other Directorships
and Address        With the Fund     Length of Service       During Past Five Years           Held by this Trustee
--------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------
John F. Cogan,     Chairman of the   Trustee since:          Deputy Chairman and a            Director of Harbor
Jr. (77)*          Board, Trustee    Pioneer Fund - 1982;    Director of Pioneer Global       Global Company, Ltd.
                   and President     Pioneer Value Fund -    Asset Management S.p.A.
                                     1982; Pioneer Mid Cap   (PGAM); Non-Executive
                                     Value Fund - 1990;      Chairman and a Director of
                                     Pioneer International   Pioneer Investment
                                     Value Fund - 1992.      Management USA, Inc.
                                     Serves until a          (PIM-USA); Chairman and a
                                     successor is elected    Director of Pioneer;
                                     or earlier retirement   Director of Pioneer
                                     or removal.             Alternative Investment
                                                             Management Limited (Dublin);
                                                             President and a Director of
                                                             Pioneer Alternative
                                                             Investment Management
                                                             (Bermuda) Limited and
                                                             affiliated funds; President
                                                             of all of the Pioneer Funds;
                                                             and Of Counsel (since 2000,
                                                             partner prior to 2000), Hale
                                                             and Dorr LLP (counsel to
                                                             PIM-USA and the Pioneer
                                                             Funds)

--------------------------------------------------------------------------------------------------------------------
Osbert M. Hood     Trustee and       Since June, 2003.       President and Chief              None
(51)*              Executive Vice    Serves until a          Executive Officer, PIM-USA
                   President         successor is elected    since May, 2003 (Director
                                     or earlier retirement   since January, 2001);
                                     or removal.             President and Director of
                                                             Pioneer since May, 2003;
                                                             Chairman and Director of
                                                             Pioneer Shareholder
                                                             Services, Inc. (PIMSS) since
                                                             May, 2003; Executive Vice
                                                             President and Chief
                                                             Operating Officer of
                                                             PIM-USA, November 2000-May
                                                             2003; Executive Vice
                                                             President, Chief Financial
                                                             Officer and Treasurer, John
                                                             Hancock Advisers, LLC,
                                                             Boston, MA, November
                                                             1999-November 2000; Senior
                                                             Vice President and Chief
                                                             Financial Officer, John
                                                             Hancock Advisers, LLC, April
                                                             1997-November 1999
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------
Mary K. Bush       Trustee           Trustee since 1997.     President, Bush                  Director of Brady
(55)                                 Serves until a          International (international     Corporation
3509 Woodbine                        successor is elected    financial advisory firm)         (industrial
Street                               or earlier retirement                                    identification and
Chevy Chase,                         or removal.                                              specialty coated
MD 20815                                                                                      material products
                                                                                              manufacturer),
                                                                                              Millennium Chemicals,
                                                                                              Inc. (commodity
                                                                                              chemicals), Mortgage
                                                                                              Guaranty Insurance
                                                                                              Corporation, and R.J.
                                                                                              Reynolds Tobacco
                                                                                              Holdings, Inc.
                                                                                              (tobacco)
--------------------------------------------------------------------------------------------------------------------
Richard H.         Trustee           Trustee since 1992.     Alexander Graham Bell            None
Egdahl, M.D.                         Serves until a          Professor of Health Care
(76) Boston                          successor is elected    Entrepreneurship, Boston
University                           or earlier retirement   University; Professor of
Healthcare                           or removal.             Management, Boston
Entrepreneursh                                               University School of
ip Program, 53                                               Management; Professor of
Bay State Road,                                              Public Health, Boston
Boston, MA                                                   University School of Public
02215                                                        Health; Professor of
                                                             Surgery, Boston University
                                                             School of Medicine; and
                                                             University Professor, Boston
                                                             University

--------------------------------------------------------------------------------------------------------------------
Margaret B.W.      Trustee           Trustee since 1990;     Founding Director of             None
Graham (56)                          for Pioneer             Winthrop Group, Inc.
1001                                 International Value     (consulting firm); Professor
Sherbrooke                           Fund since 1992.        of Management, Faculty of
Street West,                         Serves until a          Management, McGill University
Montreal,                            successor is elected
Quebec,                              or earlier retirement
Canada H3A                           or removal.
1G5
--------------------------------------------------------------------------------------------------------------------
Marguerite A.      Trustee           Trustee since:          President and Chief              None
Piret (55)                           Pioneer Fund - 1982;    Executive Officer, Newbury,
One Boston                           Pioneer Value Fund -    Piret & Company, Inc.
Place, 28th                          1982; Pioneer Mid Cap   (investment banking firm)
Floor, Boston,                       Value Fund - 1990;
MA 02108                             Pioneer International
                                     Value Fund - 1992.
                                     Serves until a
                                     successor is elected
                                     or earlier retirement
                                     or removal.
--------------------------------------------------------------------------------------------------------------------
Stephen K.         Trustee           Trustee since 1993.     Senior Counsel, Sullivan &       Director of other
West (75)                            Serves until a          Cromwell (law firm)              U.S. investment funds
125 Broad                            successor is elected                                     and of AMVESCAP PLC
Street, New                          or earlier retirement                                    (investment managers).
York, NY 10004                       or removal.
--------------------------------------------------------------------------------------------------------------------
John Winthrop      Trustee           Trustee since:          President, John Winthrop &       None
(67)                                 Pioneer Fund - 1985;    Co., Inc. (private
One North                            Pioneer Value Fund -    investment firm)
Adgers Wharf,                        1985; Pioneer Mid Cap
Charleston, SC                       Value Fund - 1990;
29401                                Pioneer International
                                     Value Fund - 1992.
                                     Serves until a
                                     successor is elected
                                     or earlier retirement
                                     or removal.
Fund Officers:
--------------------------------------------------------------------------------------------------------------------
Dorothy E.         Secretary         Since November, 2000.   Secretary of PIM-USA; Senior     None
Bourassa (56)                        Serves at the           Vice President- Legal of PIM
                                     discretion of board     USA; and Secretary/Clerk of
                                                             most of PIM-USA's
                                                             subsidiaries since October
                                                             2000; Secretary of all
                                                             Pioneer U.S. investment
                                                             funds since September 2003
                                                             (Assistant Secretary
                                                             November 2000 until
                                                             September 2003); Senior
                                                             Counsel, Assistant Vice
                                                             President and Director of
                                                             Compliance of PIM-USA from
                                                             April 1998 through October
                                                             2000

--------------------------------------------------------------------------------------------------------------------
Christopher J.     Assistant         Since September,        Assistant Vice President and     None
Kelley (39)        Secretary         2003. Serves at the     Senior Counsel of Pioneer
                                     discretion of board.    since July 2002; Vice
                                                             President and Senior Counsel
                                                             of BISYS Fund Services, Inc.
                                                             (April 2001 to June 2002);
                                                             Senior Vice President and
                                                             Deputy General Counsel of
                                                             Fund Distributor, Inc. (July
                                                             2000 to April 2001; Vice
                                                             President and Associate
                                                             Counsel from July 1996 to
                                                             July 2000); Assistant
                                                             Secretary of all Pioneer
                                                             U.S. investment funds since
                                                             September 2003
--------------------------------------------------------------------------------------------------------------------
David C.           Assistant         Since September,        Partner, Hale and Dorr LLP;      None
Phelan (46)        Secretary         2003. Serves at the     Assistant Secretary of all
                                     discretion of board.    Pioneer U.S. investment
                                                             funds since September 2003
--------------------------------------------------------------------------------------------------------------------
Vincent Nave       Treasurer         Since November, 2000.   Vice President-Fund              None
(58)                                 Serves at the           Accounting, Administration
                                     discretion of Board.    and Custody Services of
                                                             PIM-USA (Manager from
                                                             September 1996 to February
                                                             1999); and Treasurer of all
                                                             Pioneer U.S. investment
                                                             funds (Assistant Treasurer
                                                             from June 1999 to November
                                                             2000)
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti   Assistant         Since November, 2000.   Assistant Vice                   None
(38)               Treasurer         Serves at the           President-Fund Accounting,
                                     discretion of Board.    Administration and Custody
                                                             Services of Pioneer (Fund
                                                             Accounting Manager from 1994
                                                             to 1999); and Assistant
                                                             Treasurer of all Pioneer
                                                             U.S. investment funds since
                                                             November 2000
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan      Assistant         Since May, 2002.        Fund Accounting Manager -        None
(45)               Treasurer         Serves at the           Fund Accounting,
                                     discretion of board     Administration and Custody
                                                             Services of Pioneer; and
                                                             Assistant Treasurer of all
                                                             Pioneer U.S. investment
                                                             funds since May 2002

--------------------------------------------------------------------------------------------------------------------
Katherine Kim      Assistant         Since September,        Fund Administration              None
Sullivan (30)      Treasurer         2003. Serves at the     Manager-Fund Accounting,
                                     discretion of board     Administration and Custody
                                                             Services since June 2003;
                                                             Assistant Vice
                                                             President-Mutual Fund
                                                             Operations of State Street
                                                             Corporation from June 2002
                                                             to June 2003 (formerly
                                                             Deutsche Bank Asset
                                                             Management); Pioneer Fund
                                                             Accounting, Administration
                                                             and Custody Services (Fund
                                                             Accounting Manager from
                                                             August 1999 to May 2002,
                                                             Fund Accounting Services
                                                             Supervisor from 1997 to July
                                                             1999); Assistant Treasurer
                                                             of all Pioneer U.S.
                                                             investment funds since
                                                             September 2003

     *Mr. Cogan and Mr. Hood are interested trustees because each is an officer or director of the funds' investment adviser and certain of its affiliates.

     The outstanding capital stock of Pioneer Funds Distributor, Inc. ("PFD"), Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. (UniCredito Italiano), one of the largest banking groups in Italy. Pioneer, the funds' investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees
     During the most recent fiscal year, the Board of Trustees of Pioneer Mid Cap Value Fund and of Pioneer Value Fund held 8 meetings. In the case of the Pioneer Fund and the Pioneer International Value Fund the Board of Trustees held 13 meetings. Each Trustee attended at least 75% of such meetings.
     Each of the funds' Board of Trustees has created an audit committee (Audit Committee), a nominating committee (Nominating Committee), a valuation committee (Valuation Committee), an independent trustee committee (Independent Trustees Committee) and a Policy Administration Committee.

     Committee members are as follows:

     Pioneer Mid Cap Value Fund:
Audit Committee
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop
Nominating Committee
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret
Independent Trustees Committee
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop
Valuation Committee
Mary K. Bush, Marguerite A. Piret, John Winthrop
Policy Administration Committee
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     Pioneer International Value Fund, Pioneer Value Fund and Pioneer Fund:
Audit Committee
Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop Independent Trustees Committee

Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop
Nominating Committee
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret
Valuation Committee
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop
Policy Administration Committee
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     In accordance with the charter the Board of Trustees gave to the Audit Committees, their purposes are to:
     o act as a liaison between the funds' independent auditors and the full Board of Trustees;
     o discuss with the funds' independent auditors their judgments about the quality of the funds' accounting principles and underlying estimates as applied in the funds' financial reporting;
     o review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, main distributions contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;
     o review and approve insurance coverage and allocations of premiums between management and each fund and among the various funds;
     o review and approve expenses under the administration agreement between Pioneer and the funds and allocations of such expenses among the individual funds; and
     o receive on a periodic basis a formal written statement delineating all relationships between the auditors and the funds or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     The Nominating Committees review the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and make a recommendation regarding that person's qualifications. The Committees do not accept nominations from shareholders.
     The Valuation Committees review the valuation assigned to certain securities by Pioneer in accordance with the funds' valuation procedures.
     The Policy Administration Committees review the implementation of certain of the relevant funds' administrative policies and procedures.
     The Independent Trustees Committees review the management contracts and other related party contracts annually and are also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.
     The funds' Declarations of Trust provide that the funds will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the funds, unless it is determined in the manner specified in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the funds or that such indemnification would relieve any officer or Trustee of any liability to the funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
     Further information regarding the funds' Board Committees is included in the Statements of Additional Information.

Compensation of Officers and Trustees
     The Pioneer Funds pay no salaries or compensation to any of its officers. The Pioneer Funds compensate their trustees as follows:
     o each fund with assets greater than USD 250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
     o each fund with assets less than USD 250 million pays each Independent Trustee an annual fee of USD 1,000.
     o each fund with assets greater than USD 50 million pays each Interested Trustee an annual fee of USD 500 and each fund with assets less than USD 50 million pays each Interested Trustee an annual fee of USD 200 (Pioneer reimburses the relevant fund for these fees).
     o each fund with assets greater than USD 250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

Sales Loads
     The Pioneer Funds offer their shares to Trustees and officers of the Funds and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the Pioneer Funds by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Pioneer Funds, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees.
For purposes of the statements below:

          o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

          o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

          o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded USD 60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded USD 60,000 and to which any of the following were a party (each a "fund related party"):

o    one of the Pioneer Funds
o    an officer of one of the Pioneer Funds
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate

     During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded USD 60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the Pioneer Funds was approximately USD 53,000 and USD 126,603 in each of 2002 and 2003.

     During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

     None of the Pioneer Funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    one of the Pioneer Funds
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the Pioneer Funds, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract.

          The 1940 Act requires that the Pioneer Funds' management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Pioneer Funds' management contract are fair and reasonable and that the contract is in the Pioneer Funds' best interest. The Independent Trustees believe that the management contract will enable the Pioneer Funds to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Pioneer Funds and their shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Pioneer Funds and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Pioneer Funds.

          In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the Pioneer Funds' operations and Pioneer's ability to provide advisory and other services to the Pioneer Funds. The Independent Trustees also reviewed:

o the investment performance of the Pioneer Funds and Pioneer funds with similar investment strategies;

o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

o    the Pioneer Funds' projected total operating expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the Pioneer Funds and the historical quality of the services provided by Pioneer; and

o    the profitability to Pioneer of managing the Pioneer Funds.

          The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the Pioneer Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of the Pioneer Funds since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the Pioneer Funds' management contract.

Code of Ethics.
          The Pioneer Funds' Boards of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the Pioneer Funds, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Pioneer Funds.

The Manager
          Pioneer Investment Management, Inc.
          60 State Street
          Boston, Massachusetts 02109
          USA
          manages the Pioneer Funds under the terms of existing contracts, which may be canceled by either party on 60 day's written notice, subject only to the authority of the Boards of Trustees. The share capital of Pioneer Investment Management, Inc. (Pioneer), a public limited company, amounted to USD 951,928 million as of December 31, 2003 and is wholly owned by UniCredito Italiano.
          In addition to the Pioneer Funds, Pioneer also manages other investment funds with investment objectives identical or similar to those of the Pioneer Funds whose shares are not offered in the Federal Republic of Germany and the Republic of Austria and it also serves as investment adviser for certain institutional and other clients.
          In such cases, the decision to recommend a purchase of one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
          It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the Pioneer Funds may not be able to acquire as large a position in such security as they desire or they may have to pay a higher price for the security. Similarly, the Pioneer Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Pioneer Funds. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account.
          Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the Pioneer Funds, their portfolios do not generally consist of the same investments as the Pioneer Funds or each other, and their performance results are likely to differ from those of the Pioneer Funds.
          In its function as manager Pioneer supplies the Pioneer Funds with investment research, investment advice and investment supervision as well as an investment plan corresponding to the investment objectives and strategies of each Pioneer fund, subject to the supervision of the Boards of Trustees. Pioneer decides on the purchase and sale of securities for the Pioneer Funds, looks after the implementation of relevant instructions, selects the securities dealers implementing these instructions, is responsible for accounting with regard to the investment transactions of the Pioneer Funds and reports to the Boards of Trustees on the investments of the Pioneer Funds and their performance.
          Pursuant to an agreement entered into between Pioneer and Pioneer Investment Management Limited (PIML), an affiliate of Pioneer, the latter will render certain services to Pioneer and provide Pioneer with personal.
          Pioneer has been authorized by the Securities and Exchange Commission
(SEC) to appoint a sub-manager and to terminate or make material changes to existing sub-management agreements subject to the prior approval of the fund's Board of Trustees without the consent of the shareholders. Pioneer has final responsibility for appointing, dismissing and replacing a sub-manager. At present Pioneer does not intend to appoint a sub-manager in connection with the fund but may do so in future with the approval of the fund's trustees.

Proxy Voting Policies of Pioneer Investment Management, Inc.
          Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To

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satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.
          The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.
          Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.
          Pioneer does not delegate the authority to vote proxies relating to itsclients to any of its affiliates, which include other subsidiaries of UniCredito.

Proxy Voting Procedures

Proxy Voting Service
          Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator
          Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items
          From time to time, the proxy voting service will refer proxy questions tothe Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.
          If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will

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

vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest
          A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

          o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

          o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

          o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

          o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

          Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending
          In conjunction with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share - Blocking
          "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
          Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with the executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping
     The Proxy Coordinator shall ensure that Pioneer's proxy voting service:
          o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

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

          o    Retains a record of the vote cast;

          o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

          o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

          The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
          o    A record memorializing the basis for each referral vote cast;

          o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

          o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

          Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure
          Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group
          The members of the Proxy Voting Oversight Group are Pioneer's:
Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.
          The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments
          Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A.

Proxy Voting Policies
          Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
          All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group which consists of the Director of Portfolio Management US, the Director of, Investment Operations (the Proxy Coordinator), and the Director of Compliance.
          Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.
          Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

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Administrative
     While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
     We will generally support these and similar management proposals:
          o    Corporate name change.

          o    A change of corporate headquarters.

          o    Stock exchange listing.

          o    Establishment of time and place of annual meeting.

          o    Adjournment or postponement of annual meeting.

          o    Acceptance/approval of financial statements.

          o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

          o    Approval of minutes and other formalities.

          o Authorization of the transferring of reserves and allocation of income.

          o    Amendments to authorized signatories.

          o Approval of accounting method changes or change in fiscal year-end.

          o    Acceptance of labor agreements.

          o    Appointment of internal auditors.

     Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:
          o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the SEC.

          o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:
          o    Seek bids from other auditors.

          o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

          o    Indemnify auditors.

          o Prohibit auditors from engaging in non-audit services for the company.

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

Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:
          o Audit, compensation and nominating committees composed of independent directors exclusively.

          o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

          o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

          o    Election of an honorary director.

     We will vote on a case-by case basis on these issues:
          o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

      We will vote against:
          o    Minimum stock ownership by directors.

          o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

          o Requirements for union or special interest representation on the board.

          o    Requirements to provide two candidates for each board seat.

     Elections of Directors
     In uncontested elections of directors we will vote against:
          o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

          o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:
          o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

          o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:
          o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

          o    Contested election of directors.

          o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

          o    Mandatory retirement policies.

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          o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Capital Structure
     Management needs considerable flexibility in determining the company's financial structure, and Pioneer normally supports management's proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:
          o    Changes in par value.

          o Reverse splits, if accompanied by a reduction in number of shares.

          o Share repurchase programs, if all shareholders may participate on equal terms.

          o    Bond issuance.

          o    Increases in "ordinary" preferred stock.

          o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

          o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:
          o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

          o Increase in authorized common stock. We will make a determination considering, among other factors:

          -    Number of shares currently available for issuance;

          - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          -    Proposed use of the additional shares; and

          - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

          o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

          o    Proposals to submit private placements to shareholder vote.

          o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

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

          o    401(k) benefit plans.

          o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

          o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          -    Amendments to performance plans to conform with OBRA;

          -    Caps on annual grants or amendments of administrative features;

          -    Adding performance goals; and

          -    Cash or cash-and-stock bonus plans.

          o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

          o    Require that option repricings be submitted to shareholders.

          o    Require the expensing of stock-option awards.

          o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

          o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

          o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          -    The plan must not:

               ~ Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               ~ Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          - We are generally in favor of proposals that increase participation beyond executives.

          o    All other employee stock purchase plans.

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          o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

          o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:
          o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

          o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:
          o    Limits on executive and director pay.

          o    Stock in lieu of cash compensation for directors.

Corporate Governance
     Pioneer will vote for:
          o    Confidential voting.

          o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

          o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:
          o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

          o Bundled proposals. We will evaluate the overall impact of the proposal.

          o Adopting or amending the charter, bylaws or articles of association.

          o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:
          o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

          o    Limitations on stock ownership or voting rights.

          o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:
          o    Mergers and acquisitions.

          o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

          o    Debt restructurings.

          o    Conversion of securities.

          o    Issuance of shares to facilitate a merger.

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

          o    Private placements, warrants, convertible debentures.

          o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:
          o    Establishment of new classes or series of shares.

          o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case basis on:
          o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

          o    Approval of new or amended advisory contracts.

          o    Changes from closed-end to open-end format.

          o    Authorization for, or increase in, preferred shares.

          o    Disposition of assets, termination, liquidation, or mergers.

          o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:
          o Conduct studies regarding certain issues of public concern and interest;

          o Study the feasibility of the company taking certain actions with regard to such issues; or

          o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.
     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:
          o    Cumulative voting.

          o    Increased ability for shareholders to call special meetings.

          o    Increased ability for shareholders to act by written consent.

          o    Restrictions on the ability to make greenmail payments.

          o    Submitting rights plans to shareholder vote.

          o    Rescinding shareholder rights plans ("poison pills").

          o    Opting out of the following state takeover statutes:

          - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          - Control share cash-out provisions, which require large holders to acquire shares from other holders.

          - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          -    Fair price provisions.

          -    Authorization of shareholder rights plans.

          -    Labor protection provisions.

          -    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:
          o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

          o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

          o    Proposals that allow shareholders to nominate directors.

     We will vote against:
          o    Classified boards, except in the case of closed-end mutual funds.

          o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

          o    Classes of shares with unequal voting rights.

          o    Supermajority vote requirements.

          o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

          o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

          o Extension of advance notice requirements for shareholder proposals.

          o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

          o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Responsible portfolio managers
          Various portfolio managers who are employed by Pioneer and who are presented below are responsible for the day-to-day management of the portfolio of the Pioneer Funds.
 Pioneer Fund
          Day-to-day management of the Pioneer Fund's assets is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.
          Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.
          Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

Pioneer Value Fund and Pioneer Mid Cap Value Fund
          Day-to-day management of the Pioneer Value Fund's and the Pioneer Mid Cap Value Fund's portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. The portfolio managers are supported by the domestic equity team and may draw upon the research and investment management expertise of the global research team.
          Mr. Wright is a senior vice president of Pioneer. He joined the company in 1994 as an analyst and acts as investments adviser since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

Pioneer International Value Fund
          Day-to-day management of the Pioneer International Value Fund's portfolio is the responsibility of Stefano Pregnolato. Mr. Pregnolato is supported by a team of portfolio managers and analysts. The team manages other Pioneer mutual funds investing primarily in international securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.
          Mr. Pregnolato is a senior vice president of Pioneer and, since 2002, has been Pioneer's director of international equity investment. He joined the company in 1999 and has been an investment professional for more than twelve years. From 1999-2002 Mr. Pregnolato was head of the global equity team based in Dublin, Ireland.

Management fee
          The Pioneer Funds pay Pioneer the following fees which are expressed as percentage per annum relative to the average daily net assets of the Pioneer fund concerned:

Pioneer Fund
Base fee:
          0.60% of the total net assets of the fund
Fee adjustment:
          The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

Pioneer Value Fund
Base fee:
          0.60% of the total net assets of the fund
Fee adjustment:

          The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

Pioneer Mid Cap Value Fund

Base fee:
          0.70% up to USD 500m
          0.65% of the next USD 500m
          0.625% over USD 1 billion
Fee adjustment:
          I The base fee may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

Pioneer International Value Fund
          1% up to USD 300m
          0.85% of the next USD 200m
          0.75% over USD 500m

          Normally management fees are calculated daily and paid monthly. Taking these fees Pioneer covers any management costs.

Calculation of the Performance Fee Adjustments
Pioneer Fund
          The base fee may be adjusted to a higher or lower rate depending on whether the fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose, since 1 May 2003 the Trustees have designated the S&P 500 Index (the "Index") for the Pioneer Fund. The Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.
          The performance period consists of the current month and the prior 35 months (performance period). Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10% p.a. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average net assets of the fund over the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the entire annual adjustment to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.
          The following hypothetical example illustrates the application of the performance adjustment.
          For purposes of the example, any dividends or capital gain distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

          The example also makes these assumptions:

                                                                             Fund's
    For the                 Fund's                  Index's         performance relative to the
performance period   investment performance     cumulative change            Index
------------------   ----------------------     -----------------            -----
First day                      $10                       100
Last day                       $13                       123
Absolute change               +$ 3                     +$ 23
Actual change                  +30%                     + 23%           +7 percentage points

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the basic fee.
o The +7 percentage point difference between the performance of the fund's Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.
o The 0.07% rate (adjusted for the number of days in the month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.
o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

          If the record of the Index during the performance period exceeded the fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.
          Because the adjustment to the basic fee is based on the comparative performance of the relevant fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
          From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.
          It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.
          The Board of Trustees determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the fund's performance exceeds that of an objective index and, conversely, lower when the fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the fund is permitted to invest. The board believes that a performance adjustment is appropriate for the fund and that providing incentives to Pioneer based on its performance benefits shareholders.
          Under the terms of the management contract, the fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.
          On April 17, 2003, the fund's shareholders approved, effective May 1, 2003, the adoption of the Index as the benchmark for the fund's performance fee adjustment. Previously, the fund used the Lipper Growth and Income Fund Index (the "Old Benchmark") as its performance benchmark. The calculation of the performance fee using the Index is being phased in over a 36-month period. Accordingly, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment using the Old Benchmark with respect to any portion of the 36-month period occurring prior to May 1, 2003 and the Index for the portion of the 36-month period occurring after May 1, 2003.
          The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

Pioneer Value Fund
          The base fee may be adjusted to a higher or lower rate depending on whether the fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose the Trustees have designated the Russell 1000 Value Index (the "Index") for the Pioneer Value Fund. The Index is made up of those stocks contained within the Russell 1000 Index (a widely recognized measure of the performance of the 1,000 largest stocks, based on capitalization) with lower price-to-book ratios and lower forecasted growth values.
          The performance period consists of the current month and the prior 35 months (performance period). Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10% p.a. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average net assets of the fund over the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the entire annual adjustment to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.
          The following hypothetical example illustrates the application of the performance adjustment.
          For purposes of the example, any dividends or capital gain distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

          The example also makes these assumptions:

                                                                             Fund's
    For the                 Fund's                  Index's         performance relative to the
performance period   investment performance     cumulative change            Index
------------------   ----------------------     -----------------            -----
First day                      $10                       100
Last day                       $13                       123
Absolute change               +$ 3                     +$ 23
Actual change                  +30%                     + 23%           +7 percentage points

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the basic fee.
o The +7 percentage point difference between the performance of the fund's Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.
o The 0.07% rate (adjusted for the number of days in the month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.
o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.
          If the record of the Index during the performance period exceeded the fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.
          Because the adjustment to the basic fee is based on the comparative performance of the relevant fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
          From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.
          It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.
          The Board of Trustees determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the fund's performance exceeds that of an objective index and, conversely, lower when the fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the fund is permitted to invest. The board believes that a performance adjustment is appropriate for the fund and that providing incentives to Pioneer based on its performance benefits shareholders.
          Under the terms of the management contract, the fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.
          On April 17, 2003, the fund's shareholders approved, effective May 1, 2003, the adoption of the Index as the benchmark for the fund's performance fee adjustment. Previously, the fund used the Lipper Growth and Income Fund Index (the "Old Benchmark") as its performance benchmark. The calculation of the performance fee using the Index is being phased in over a 36-month period. Accordingly, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment using the Old Benchmark with respect to any portion of the 36-month period occurring prior to May 1, 2003 and the Index for the portion of the 36-month period occurring after May 1, 2003.
          The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

Pioneer Mid Cap Value Fund
          The base fee may be adjusted to a higher or lower rate depending on whether the fund in comparison with an index achieved a better or worse investment performance during the performance period. The Trustees have designated the Russell 1000 Value Index (the "Index") effective May 1, 2003 for this purpose. The Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
          The performance period consists of the current month and the prior 35 months (performance period). Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average net assets of the fund over the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.
          The following hypothetical example illustrates the application of the performance adjustment.
          For purposes of the example, any dividends or capital gain distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index. The example assumes fund assets of up to $500 million.

          The example also makes these assumptions:

                                                                             Fund's
     For the                 Fund's                  Index's         performance relative to the
performance period   investment performance     cumulative change            Index
------------------   ----------------------     -----------------            -----
First day                      $10                       100
Last day                       $13                       123
Absolute change               +$ 3                     +$ 23
Actual change                  +30%                     + 23%           +7 percentage points

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the basic fee.
o The +7 percentage point difference between the performance of the fund's Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.
o The 0.07% rate (adjusted for the number of days in the month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.
o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.
          If the record of the Index during the performance period exceeded the fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.
          Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
          From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.
          It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.
          The Board of Trustees determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the fund's performance exceeds that of an objective index and, conversely, lower when the fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the fund is permitted to invest. The board believes that a performance adjustment is appropriate for the fund and that providing incentives to Pioneer based on its performance benefits shareholders.
          Under the terms of the management contract, the fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.
          On April 17, 2003, the fund's shareholders approved, effective May 1, 2003, the adoption of the Index as the benchmark for the fund's performance fee adjustment. Previously, the fund used the Lipper Growth Fund Index (the "Old Benchmark") as its performance benchmark. The calculation of the performance fee using the

Index is being phased in over a 36-month period. Accordingly, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment using the Old Benchmark with respect to any portion of the 36-month period occurring prior to May 1, 2003 and the Index for the portion of the 36-month period occurring after May 1, 2003.
          The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

MAIN DISTRIBUTOR
          Pioneer Funds Distributor, Inc.
          60 State Street
          Boston, Massachusetts 02109, USA
          is a public limited company and an indirect, wholly-owned subsidiary of Pioneer Investment Management USA, Inc. and serves as main distributor of the Pioneer Funds. Pioneer Funds Distributor, Inc. ("PFD") enters into sales contracts with various financial services companies in Europe which empower them to offer publicly shares in Pioneer Funds in those countries where this is legally possible.
          The share capital of PFD was USD 30.938 million as of December 31, 2003.
          PFD will bear expenses for the distribution of the fund's shares, except for expenses for which it is reimbursed or compensated by the Pioneer Funds. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services. PFD also pays the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Pioneer Funds bear the cost of registering its shares under U.S. federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the Pioneer Funds.

TRANSFER AGENT
          Pioneer Investment Management Shareholder Services, Inc.
          60 State Street
          Boston, Massachusetts 02109, USA
          is a joint stock company established according to the Law of the Commonwealth of Massachusetts. As of December 31, 2003 it held a share capital of USD 1 million.
          As transfer agent of the Pioneer Funds, Pioneer Investment Management Shareholder Services, Inc. processes the sales, redemptions and exchanges of fund shares, distributes dividends and capital gains, maintains the shareholders' fund accounts and also responds to the inquiries made by the shareholders.
          In addition to the reimbursement of its out-of-pocket expenses, it receives an annual fee of USD 26.60 per customer account from the Pioneer Funds. The funds may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments would be in lieu of the per account fee which would otherwise be paid to PIMSS.

CUSTODIAN
          Brown Brothers Harriman & Co.
          40 Water Street
          Boston, Massachusetts 02109,
          USA
          Brown Brothers Harriman & Co. is an U.S. American partnership holding a share capital as of December 31, 2003, of USD 295 million.

          With the Custodian Agreement dated July 1, 2001, the Pioneer Funds have appointed Brown Brothers Harriman & Co. as custodian for the safekeeping of their securities and other assets. The Custodian Agreement may be canceled by either party on 75 day's written notice.
          The Pioneer Funds pay the custodian a fee equal to between 0.005% of the first USD 10 billion of the net asset value and 0.002% of the net asset value over USD 30 billion for assets of the Pioneer Funds in the USA.
          For assets held outside the USA, the Pioneer Funds pay between 0.01% and 0.080% of the net asset value according to country categories.
          For U.S. securities transactions, the Pioneer Funds have to pay between USD 3.50 and USD 20; for transactions in respect of other securities, fees become payable of between USD 20 and USD 350 according to country categories. In addition, the custodian is entitled to reimbursement of out-of-pocket expenses.
          According to the Custodian Agreement Brown Brothers Harriman & Co.'s responsibilities include the management of securities, collecting income from these securities, maintaining bank accounts, managing liquid assets for the purchase and sale of securities and keeping account records of currency transactions.

PORTFOLIO TRANSACTIONS
          All orders for the purchase or sale of portfolio securities are placed on behalf of the Pioneer Funds by Pioneer pursuant to authority contained in the Pioneer Funds' management contracts. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
          Pioneer may select broker-dealers that provide brokerage and/or research services to the Pioneer Funds and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Pioneer Funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Pioneer Funds and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
          The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the Pioneer Funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the Pioneer Funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the Pioneer Funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
          In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Pioneer Funds as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Pioneer Funds.
          The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, USA, act as the funds' independent registered public accounting firm; they perform annual statutory audits, prepare tax returns and provide assistance in connection with checking documents to be submitted to US regulators. The funds' annual reports for the year ended 2001, were audited by Arthur Andersen LLP, the former public accountants of the funds.

DISTRIBUTION SERVICE FEE
          Each of the Pioneer Funds has adopted with regard to its class A shares a distribution plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan certain distribution fees are paid to the main distributor.
          Pursuant to this Plan, each Pioneer fund reimburses Pioneer Funds Distributor, Inc. for its actual expenditures to finance any activity primarily intended to result in the sale of fund shares or to provide services to fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the funds' Board of Trustees.

          As of the date of this prospectus, the Boards of Trustees of the individual Pioneer Funds have approved payment of a distribution service fee of a maximum of 0.25% per annual of the average daily net assets of the fund concerned. The trustees review the appropriateness of the fee on a quarterly basis.
          No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.

COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS
Each Pioneer fund bears the following costs resulting from its business activity:
(a) charges and expenses for accounting as well as appraisal fee and overhead including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office rent, personnel compensation, training and performance incentive payments;
(b)       the charges and expenses of auditors;
(c) the charges and expenses of the custodian, the transfer agent, a shareholder servicing agency providing services to shareholders, the paying agents or any other agent appointed by the fund;
(d) issue and transfer taxes chargeable to the relative Pioneer fund in connection with securities transactions;
(e) insurance premiums, interest charges, dues and fees for membership in trade associations, taxes and all other fees payable to federal and state governments and its governmental agencies;
(f) fees and expenses involved in registering and maintaining registrations - of the shares in the Pioneer Funds with the Securities and Exchange Commission (SEC)(Regulatory Agency) and in states, territories and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the competent regulatory agencies;
(g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the Pioneer Funds and the Trustees;
(i) distribution service fees in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940;
(j) compensation and expenses of those trustees who are not affiliated with Pioneer, the relative fund (other than as trustees), Pioneer Investment Management USA, Inc. or Pioneer Funds Distributor, Inc.;
(k)       the cost of preparing and printing share certificates;
(l)       interest on borrowed money, if any
(m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations,
          (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund.

          In addition the Pioneer Funds pay all brokers' commissions in connection with securities transactions.

          The following table shows you the fees and expenses you as shareholder have to bear directly or indirectly if you invest in the relative Pioneer funds.

Shareholder expenses
(Expenses will be retained from your amount invested or redemption proceeds)

                                                                  Pioneer     Pioneer Mid        Pioneer
                                                     Pioneer       Value           Cap         International
                                                      Fund         Fund        Value Fund       Value Fund
                                                      ----          ----       ----------       ----------
Maximum sales charge when you buy shares (1)          5.75%         5.75%          5.75%          5.75%
Maximum deferred sales charge (1)                     None          None           None           None
Redemption fee                                        None          None           None           2.00%(2)

(1) Purchases of USD 1,000,000 million or more are not subject to an initial sales charge. When redeeming fund shares a contingent deferred sales charge of 1% may be imposed. See "Redemption of Shares" in this prospectus.

(2) You will be assessed a redemption fee (payable to the fund) if you redeem fund shares within 30 days of investing in the fund.

Operating expenses of the Pioneer Funds paid during the last business year from the assets of the fund (as a percentage of average daily net assets)

                                                     Pioneer      Pioneer    Pioneer Mid Cap  Pioneer International
                                                      Fund      Value Fund     Value Fund          Value Fund
                                                      ----      ----------     ----------          ----------
Management fee (3) (4)                                0.50%        0.70%          0.76%               1.00%
Distribution and service fee                          0.25%        0.25%          0.25%               0.25%
Other expenses                                        0.34%        0.24%          0.36%               1.11%
Total annual operating expenses                       1.09%        1.19%          1.37%               2.36%

(3) Pioneer Fund and Pioneer Value Fund pay a management fee which ranges from 0.50% to 0.70% of the average daily net assets based on the performance of the fund.
(4) Pioneer Mid Cap Value Fund pays a management fee which ranges from 0.525% to 0.80% of the average daily net assets based on the performance of the fund.

Example:

          If your investment amounts to USD 10,000 and has an assumed annual return of 5% each year, you will have to pay the following fees and expenses, with or without redemption at the end of each period.

                                       Pioneer    Pioneer Mid Cap  Pioneer International
                     Pioneer Fund    Value Fund     Value Fund          Value Fund
                     ------------    ----------     ----------          ----------
1 year                  USD 680         USD 689       USD 706             USD 800
3 years                 USD 902         USD 931       USD 984           USD 1,269
5 years               USD 1,141       USD 1,192     USD 1,282           USD 1,763
10 years              USD 1,827       USD 1,935     USD 2,127           USD 3,116

          The above example assumes reinvestment of all dividends and distributions and the fact that the percentages outlined under "annual operating expenses" stay the same every year.
          The example is given for information purposes only and should not be regarded as binding statement on past or future expenses or income. The actual expenses and income of the fund fluctuate from year to year and may be higher or lower than shown in this table.

PUBLICATIONS

          The Pioneer Funds publish the issue and redemption prices daily in, among others, the following newspapers:

          Federal Republic of Germany
          Handelsblatt

          Republic of Austria
          Der Standard

          Shareholders are advised that the published prices under usual circumstances are those of the previous dealing day. They do not constitute an offer by the Pioneer Funds to redeem the shares at the published prices.

DIVIDENDS, DISTRIBUTIONS AND TAXATION
          Each of the Pioneer Funds intends to qualify each year as a "tax-privileged investment fund" under the prevailing version of Subchapter M of the Internal Revenue Code of 1986 ("the Act") so that it will not pay federal income taxes on income and capital gains distributed to shareholders.
          Pioneer Fund will distribute its short-term and long-term capital gains annually in November. Dividend income will be distributed quarterly during the months of March, June, September and December.
          Pioneer Value Fund will generally distribute its dividends twice a year in June and December; the distribution of short-term and long-term capital gains will take place in November.

          Pioneer International Value Fund and Pioneer Mid Cap Value Fund will distribute their short-term and long-term capital gains annually in the month of November. Dividend income will be distributed in the month of December.
          To maintain their status as tax-privileged investment fund, the Pioneer Funds reserve the right to make distributions at other times.
          Unless shareholders specify otherwise, all distributions of the funds will be automatically reinvested in additional full and fractional shares of the fund concerned without any sales charge.
          Please note that the following explanations only give a rough idea of complicated tax laws, only serving the purpose of giving you an overview.

U.S. Federal Backup Tax
          Capital gains and dividend distributions, the proceeds from redemptions of fund shares and other amounts paid to individuals and other non-exempt payees will be subject to a maximum federal backup tax of 31% if the Fund is not provided with the U.S. taxpayer identification number of the shareholder or the W-8BEN declaration stating that the shareholder is not subject to this backup tax. The first W-8BEN declaration should be completed in the respective section of the subscription form. The W-8BEN declaration will expire on December 31 of the third year. If shareholders do not receive a new W-8BEN form from Pioneer prior to expiration, they should contact the shareholders servicing agent immediately. In any case, it is the sole responsibility of the shareholders to make all declarations in connection with the federal backup-tax accurately and in time.
          Shareholders should consult their own tax advisers regarding state, local, non-U.S. and other applicable tax laws.

U.S. Withholding Tax
          Pursuant to Article X of the August 21, 1991 version of the agreement between the Federal Republic of Germany and the United States of America for the purpose of avoiding double taxation with regard to taxes imposed on income, the U.S. will impose a withholding tax in the amount of 15% on distributions of dividends, interest and short-term capital gains of the fund to individuals resident in the Federal Republic of Germany or in the Republic of Austria. Distributions of realized long-term capital gains will not be subject to withholding tax.

Taxation in Austria
          Incomes similar to distributions have to be paid tax on by investors taxable in Austria, whereas only 20% of the substantial earnings included in the incomes similar to distribution are taxable, as far as the shares are part of the private means. We expressly point to the fact that this explanation of tax treatment is only an abridgment of the legal provisions. We advise the investors to contact their tax advisor with respect to their individual tax situation. SUPERVISION
Federal Republic of Germany
          The Pioneer Funds are neither subject to supervision by the Federal Banking Supervisory Office nor any other state supervision by a German agency. However notification of the intention of selling shares of the funds in the Federal Republic of Germany has been given to the Federal Banking Supervisory Office in accordance with Section 7 of the Foreign Investment Act. The existing rights of distribution continue according to Sec. 144 (2) sentence 1 Investment Act after the introduction of the Investment Act on 1 January 2004.
          The Pioneer Funds will each pay the fee of EUR 2,500 which is annually due to the Federal Banking Supervisory Office.

Republic of Austria
          The Pioneer Funds are neither subject to supervision by the Federal Ministry of Finance nor any other state supervision by an Austrian agency.
          Notification of the intention of selling Pioneer fund shares in the Republic of Austria has been given to the Federal Ministry of Finance, Dept. V/13, in Vienna, in accordance with the Investment Fund Act.

United States of America
          Notification of the Pioneer Funds has been given to the Securities and Exchange Commission (SEC) in the United States of America. However, the shares have not been approved or disapproved by the SEC or any other American authority nor has any such authority checked the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

JURISDICTION
Federal Republic of Germany
          The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Federal Republic of Germany, is Hamburg. The statement of complaint and any other documents may be served to the representative.

Republic of Austria
          The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Republic of Austria, is Vienna. The statement of complaint and any other documents may be served to the representative.

RIGHT OF REVOCATION
Federal Republic of Germany
          If the purchase of investment shares was brought about as a result of verbal negotiations outside the permanent place of business of whoever sold or mediated the sale of the shares without the purchaser having asked the seller or agent to enter into such negotiations, the purchaser is entitled, pursuant to
Section 126 of the Investment Act to cancel his purchase statement (Right of Revocation).
          The revocation has to be effected in writing toward the Pioneer Funds or their Representatives within a period of two weeks. The period will start to run with the declaration of the purchase statement, but no earlier than with the unrequested offer of the prospectus free of charge. The time limit is granted if the revocation is dispatched in time.
          The right of revocation does not apply if a person engaged in business acquired the shares for his business assets.
          If the buyer has already made payment before the revocation, upon return of the purchased shares, the fund shall provide reimbursement for the value of the paid shares on the day following receipt of the revocation and the paid costs. The "paid costs" correspond to the offering costs.

Republic of Austria
          For Austrian investors Sections 3 and 3a Consumer Protection Act apply along with Section 12 of the Securities Supervision Act.
          If the client is a customer in the legal sense of the Consumer Protection Act and if he has not declared his contractual statement in the permanent places of business of the investment company or the person who has sold or negotiated the shares, he may cancel his contractual statement or the contract according to Sec. 3 Consumer Protection Act. The revocation may be declared until the contract is concluded or afterwards within one week. The period will start with the disbursement of a document containing at least the name and address of the seller, the details required for identification of the contract as well as the instruction to the right of revocation, at earliest with the conclusion of the contract.
          To be legally effective the revocation has to be made in written. Thereby it is sufficient if the consumer is returning a document, which contains his or the investment company's contractual statement, to the investment company or its agent with a notation, which shows that the consumer is refusing the conclusion or the maintenance of the contract.

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
          Roland Baum
          Alte Rabenstrasse 2
          20148 Hamburg

          acts as representative of the Pioneer Funds in the Federal Republic of Germany pursuant to Section 138 of the Investment Act.
          The representative represents the Pioneer Funds in and out of court. He is authorized to receive documents intended for the Manager and the Main Distributor.
          Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Main Distributor relating to sales of shares in the Federal Republic of Germany is Hamburg.

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
         Bank Austria Creditanstalt AG
         Am Hof 2
         D-1010 Vienna
          acts as representative of the Pioneer Funds in the Republic of Austria.
          The representative represents the Pioneer Funds in and out of court. He is authorized to receive documents intended for the manager and the main distributor.
          Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Main Distributor relating to sales of shares in the Republic of Austria is Vienna.

DESCRIPTION OF FUND SHARES
Legal form and right to shares
          The Pioneer Funds are open-end investment funds which are independent of each other, in the legal form of a Delaware business trust or as far as the Pioneer International Value Fund is concerned in the legal form of a Massachusetts business trust. As open-end investment funds, the investment funds are obliged to offer continuously their shares to the public and under normal conditions to redeem the shares upon the demand of a shareholder after having received payment of the net asset value of the shares. The Pioneer Funds were created for an indefinite period.
          If the shares are purchased and paid in accordance with this prospectus, they are fully-paid and are not subject to any additional funding obligation. The transfer agent registers the shares, which are registered shares, by book transfer and does not normally issue any certificates.
          The share capital of the Pioneer Funds is at all times equal to their net assets.
          The Declarations of Trust of the Pioneer Funds permit the Boards of Trustees to issue an unlimited number of shares and fractional shares, which may be divided into different series and classes of shares. Currently each Pioneer fund represents only one series. However, Pioneer Fund and Pioneer International Value Fund are divided into five classes of shares designated as class A, class B, class C, class R and class Y shares. Pioneer Value Fund and Pioneer Mid Cap Value Fund are divided into six classes of shares designated as class A, class B, class C, class R, class Y and Investor Class. In Germany and Austria only class A shares are available.
          Each share in the Pioneer Funds has equal rights as to voting, dividends, liquidation proceeds and claim to redemption. There are neither preferential nor multiple voting shares. However, the different classes of shares are charged with different fees and vote separately with respect to distribution service plans.
          Although the Pioneer Funds are not required to hold annual shareholder meetings, under certain circumstances the shareholders have the right to call special meetings for the purpose of electing or removing Trustees or passing other resolutions as provided by the Declaration of Trust and the Statement of Additional Information.

Shareholder Liability
          According to the law of Delaware, shareholders in the Pioneer Fund, Pioneer Value Fund and Pioneer Mid Cap Value Fund are not liable for the obligations of these funds. However, it cannot be excluded that the funds are sued in a state refusing the application of the law of Delaware so that the shareholders could be held personally liable.
          According to the law of the Commonwealth of Massachusetts, shareholders in the Pioneer International Value Fund may, under certain circumstances, be held personally liable for the obligations of this fund.
          In order to avoid the risk of personal liability the Declarations of Trust of the Pioneer Funds contain a disclaimer of shareholder liability for acts or obligations of the funds and determine that this disclaimer shall be contained in each agreement or declaration of the funds or the trustees. The Declarations of Trust provide for the indemnification out of the respective fund assets of loss and/or costs of shareholders that they have to bear as shareholders.
          Generally the event of personal liability is regarded as extremely remote

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES
          Shares of the Pioneer funds are sold at the offering price, which is the net asset value per share plus the applicable sales charge. The net asset value per share is determined for each Pioneer Fund by dividing the value of its assets, less liabilities, by the number of shares outstanding. In principle the net asset value is calculated once daily, on each day the New York Stock Exchange is open for business, as of the close of regular trading hours on the Exchange (normally 4:00 p.m. Eastern U.S. time).
          The Funds generally value their portfolio securities using closing market prices or readily available market quotations. Securities which have not been traded on the date of their valuation or securities for which prices are not generally quoted are valued at the mean between the offered price and the bid price. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates delivered by independent pricing services. Generally, trading in foreign securities is completed each day at various times prior to the close of regular trading hours on the New York Stock Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the funds may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Trustees. The funds also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any securities owned by a fund could change on a day you cannot buy or sell shares of the fund. The funds may use the services rendered by rating agencies in order to value some of its fixed income assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.
          Orders for the purchase, exchange and redemption of shares which are received by the transfer agent of the Pioneer Funds prior to the close of regular trading hours on the exchange (currently 4:00 p.m. Eastern U.S. time) will be executed at the net asset value per share (plus sales charge, if any) determined at the close of regular trading hours on the exchange on that day. This requires generally that the request is received by Pioneer Global Investments Limited, German branch, in Hamburg in good order by 5:00 p.m. Central European time. Please note that public holidays in the U.S. may differ from those in Germany. Orders received by Pioneer Global Investments Limited, German branch after 5:00 p.m. Central European Time or by the transfer agent following the close of regular trading hours on the exchange will usually be executed at the net asset value per share (plus sales charge, if any) calculated at the close of regular trading hours on the exchange on the following business day.
          The Pioneer Funds reserve the right in their sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the funds' management, such withdrawal is in the best interest of the respective Pioneer fund.

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE
          The net asset value of USD 5,114,963 divided by the number of issued fund shares (247,541,206) gives the net asset value per share of USD 20.66 which corresponds to the redemption price per share.
          The net asset value per share plus a sales charge of 6.10% of the net asset value per share (USD 1.26) gives the offered price per share of USD 21.92.

SELECTED DATA PER SHARE
          The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, in connection with the funds' financial statements whose report together with the funds' financial statements are included in the annual report. The information below for the fiscal years 1999 through 2001 has been audited by Arthur Andersen LLP, the previous independent accountants. The data below should be read in connection with the financial statements included in the annual reports.

          When the funds issued its 2001 annual report, Arthur Andersen LLP was the independent accountant for the funds. Arthur Andersen has not consented to be named in the registration statement relating to this prospectus and the funds have omitted Arthur Andersen's consent under applicable rules of the Securities and Exchange Commission because the funds had not already obtained a consent and after reasonable efforts have been unable to do so. The consequences are as follows. Under the Securities Act of 1933, as amended (1933 Act), in general, investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant. However, in this case, because the consent of Arthur Andersen has not and cannot be obtained, fund shareholders may be unable to bring an action under the 1933 Act against Arthur Andersen with respect to the statement of changes in net assets for the fiscal year 2001 and the financial highlights of the funds audited by Arthur Andersen and incorporated by reference into the funds' registration statement. In any event, shareholders will not have the benefit of claiming that those financial statements were included with the consent of Arthur Andersen.

Pioneer Fund
     For the year ended 31 December

                                                    2003           2002          2001          2000           1999
Net asset value, beginning of period            $     38.87    $     44.26   $     47.60    $     43.30   $     34.95
Income (loss) from investment operations
Net investment income (loss)                    $      0.28    $      0.27   $      0.18    $      0.16   $      0.18
Realized and unrealized gain (loss) on
investments and foreign currency transactions   $      7.24    $     (8.12)  $     (5.11)   $     (0.14)  $      6.51
Total income (loss)                             $      7.52    $     (7.85)  $     (4.93)   $      0.02   $      6.69
Distributions to shareholders from
Net investment income                           $     (0.28)   $     (0.26)  $     (0.16)   $     (0.12)  $     (0.17)
Net realized capital gains                                -              -   $     (0.30)   $     (3.24)  $     (2.22)
Net increase (decrease) in net asset value      $      7.24    $     (8.11)  $     (5.39)   $     (3.34)  $      4.30
Net asset value, end of period                  $     38.00    $     30.76   $     38.87    $     44.26   $     47.60
Total return*                                         24.58%        (20.26)%      (11.13)%         0.12%        15.63%
Ratios/Supplemental Data
Ratio of net expenses to average net assets**          1.09%          1.11%         1.14%          1.11%         1.10%
Ratio of net investment income (loss) to
  average net assets**                                 0.68%          0.75%         0.43%          0.31%         0.39%
Portfolio-turnover rate                                   6%             7%            6%            20%           10%
Net assets (in thousands), end of period        $ 5,370,888    $ 4,584,649   $ 6,140,520    $ 6,645,954   $ 6,638,130
Ratios assuming reduction for fees paid
  indirectly
Net expenses                                           1.09%          1.10%         1.13%          1.09%         1.09%
Net investment income (loss)                           0.86%          0.76%         0.44%          0.33%         0.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Ratio assuming no reduction for fees paid indirectly.

Pioneer Value Fund
          For the year ended 30 September

                                                  2003           2002           2001          2000           1999
Net asset value, beginning of period           $     15.29   $     19.12    $     22.67    $     20.16   $     18.32
Increase (decrease) from investment
operations
Net investment income (loss)                   $      0.11   $      0.15    $      0.17    $      0.20   $      0.21
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                 $      3.20   $     (3.17)   $     (2.05)   $      3.02   $      1.97
Total increase (decrease) from investment
  operations                                   $      3.31   $     (3.02)   $     (1.88)   $      3.22   $      2.18
Distributions to shareholders from
Net investment income                          $     (0.24)  $     (0.09)   $     (0.14)   $     (0.20)  $     (0.19)
Net realized capital gains                     $     (2.11)  $     (0.72)   $     (1.53)   $     (0.51)  $     (0.15)
Net increase (decrease) in net asset value     $      0.96   $     (3.83)   $     (3.55)   $      2.51   $      1.84
Net asset value, end of period                 $     16.25   $     15.29    $     19.12    $     22.67   $     20.16
Total return*                                        22.94%       (16.78)%        (8.88)%        16.29%        11.86%
Ratios/Supplemental Data
Ratio of net expenses to average net assets**         1.19%         1.16%          1.01%          0.96%         0.96%
Ratio of net investment income                        0.85%         0.74%          0.76%          0.81%         0.93%


(loss) to average net assets**
Portfolio-turnover rate                                 40%           61%             3%             3%           12%
Net assets (in thousands), end of period       $ 3,424,962   $ 3,016,623    $ 3,885,560    $ 4,614,739   $ 5,125,858
Ratios assuming reduction for fees paid
  indirectly
Net expenses                                          1.19%         1.16%          0.99%          0.94%         0.95%
Net investment income (loss)                          0.85%         0.74%          0.78%          0.83%         0.94%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Ratio assuming no reduction for fees paid indirectly.

Pioneer Mid Cap Value Fund
     For the year ended 31 October

                                                        2003           2002          2001           2000          1999
Net asset value, beginning of period                $     16.93     $   19.29     $   20.83      $   19.90     $     19.02
Increase (decrease) from investment operations
Net investment income (loss)                        $     (0.04)    $   (0.02)    $   (0.01)     $    0.11     $      0.12
Realized and unrealized gain (loss) on
  investments and foreign currency transactions     $      5.28     $   (0.97)    $    0.34      $    3.46     $      1.70
Total increase (decrease) from investment
  operations                                        $      5.32     $   (0.99)    $    0.33      $    3.57     $      1.82
Distributions to shareholders from
Net investment income                                         -             -             -              -     $     (0.02)
Net realized capital gains                                    -     $   (1.37)    $   (1.87)     $   (2.64)    $     (0.92)
Net increase (decrease) in net asset value          $      5.32     $   (2.36)    $   (1.54)     $    0.93     $      0.88
Net asset value, end of period                      $     22.25     $   16.93     $   19.29      $   20.83     $     19.90
Total return*                                             31.42%        (5.99)%        1.85%         20.00%          10.02%
Ratios/Supplemental Data
Ratio of net expenses to average net assets**              1.37%         1.30%         1.24%          1.13%           1.18%
Ratio of net investment income (loss) to average
  net assets**                                             0.24%        (0.09)%        0.01%          0.27%           0.37%
Portfolio-turnover rate                                      58%           65%           95%            70%             75%
Net assets (in thousands), end of period            $ 1,208,400     $ 890,856     $ 921,310      $ 945,583     $ 1,067,562
Ratios assuming reduction for fees paid indirectly
Net expenses                                               1.30%         1.30%         1.22%          1.11%           1.16%
Net investment income (loss)                               0.24%        (0.09)%        0.03%          0.29%           0.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Ratio assuming no reduction for fees paid indirectly.

Pioneer International Value Fund
      For the year ended 30 November

                                                    2003            2002            2001            2000            1999
Net asset value, beginning of period             $    11.86      $    13.30      $    17.87      $    21.14      $    17.14
Increase (decrease) from
  investment operations
Net investment income (loss)                     $     0.01      $    (0.01)     $    (0.06)     $     0.00*     $    (0.09)
Realized and unrealized gain (loss) on
  investments and foreign currency transactions  $     1.85      $    (1.43)     $    (4.40)     $    (3.27)     $     4.29
Total increase (decrease) from investment
  operations                                     $     1.86      $    (1.44)     $    (4.46)     $    (3.27)     $     4.20
Distributions to shareholders from
Net investment income                                     -               -      $    (0.11)              -      $    (0.13)
Net realized capital gains                                -               -               -               -               -
Net increase (decrease) in net asset value                -               -               -               -      $    (0.07)
Net asset value, end of period                   $     1.86      $    (1.44)     $    (4.57)     $    (3.27)     $     4.00
Total return*                                    $    13.72      $    11.86      $    13.30      $    17.87      $    21.14
Ratios/Supplemental Data                              15.68%         (10.83)%        (25.12)%        (15.47)%         24.77%
Ratio of net expenses to average net assets**
Ratio of net investment income (loss) to
  average net assets**                                 2.36%           2.18%           2.00%           1.71%           1.89%
Portfolio-turnover rate                                0.08%          (0.15)%         (0.42)%         (0.45)%         (0.27)%
Net assets (in thousands), end of period                101%             34%             31%             46%             90%
Ratios assuming reduction for fees paid
  indirectly                                     $  107,260      $  100,287      $  123,854      $  194,304      $  289,291
Net expenses                                           2.35%           2.17%           1.99%           1.69%           1.88%
Net investment income (loss)                           0.09%          (0.14)%         (0.41)%         (0.43)%         (0.26)%

*    The amount is less than one cent per share.
** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
***  Ratio assuming no reduction for fees paid indirectly.

PART B - FEATURES OF THE INDIVIDUAL PIONEER FUNDS (INVESTMENT OPERATIONS, INVESTMENT RESTRICTIONS, INVESTMENT RISKS)

I. Investment Restrictions

Pioneer Fund
          The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii)      more than 50% of the outstanding shares of the fund.

          Pursuant to these restrictions, the fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.
(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.
(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.
(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.
(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if
          (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or
          (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions
          The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders: the fund may not engage in short sales, except short sales against the box.

          As long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund may not without the prior approval of its shareholders:
(i) Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-diversification, with the exception that up to 5% of the net asset value of the fund may be invested in other pools of assets, which are invested in securities, provided that the units/shares of that pool of assets are offered to the public without limitation of the number of units/shares and, further provided, that the unit-/shareholders have the right to redeem their units/shares. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;
(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;
(iii) Borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed) taken at market value;
(iv) Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund;
(v)       Purchase securities on margin or make short sales; or
(vi)      Redeem its securities in-kind; or
(vii) Invest in interests in oil, gas or other mineral exploration or development leases or programs.

          Further, as long as the fund is registered in Switzerland, the fund may not, under the laws of that country without the prior approval of its shareholders:
(a) Purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) Invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. government securities;
(c) Write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or
(d) Invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

          In the case of a change in the laws of Germany, Austria or Switzerland applicable to the fund, the Trustees have the right to adjust the above restrictions relating to the fund's registration in these countries accordingly without the prior approval of the shareholders.

          As a non-fundamental policy, the fund will not invest in any investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G).

          To the extent that an investment restriction imposed by a non-U.S. jurisdiction in which the fund offers shares differs from the equivalent restriction under the 1940 Act, the fund will invest its assets according to the more restrictive investment policy. Because these investment policies affect the fund's investments, all fund shareholders, regardless of country of domicile, will be invested in a fund, the assets of which are subject to the policies imposed both by the 1940 Act and the laws of the other jurisdictions in which the fund is registered. For example, the fund may be subject to laws of the Federal Republic of Germany regulating the fund's investments. In determining to register the fund in Germany, Pioneer and the Board of Trustees concluded that such registration would not adversely affect the fund's ability to adhere to its investment objective, restrictions and policies.

          The following table illustrates which investment restriction the fund would apply depending on the jurisdictions in which the fund is registered. In each case, the restrictions of the non-U.S. jurisdiction, if addressed by the non-U.S. restriction, are stricter than the equivalent U.S. restriction. As a result, as long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund will adhere to the relevant restrictions of those countries.

                                                                If registered in the U.S.,
         Category of              If registered in the U.S.        Federal Republic of         If registered in the U.S.
    investment restriction                  only                 Germany and/or Austria           and Switzerland
------------------------------   --------------------------    ----------------------------   -------------------------------
Senior securities                Fundamental  restriction      Fundamental restriction        Fundamental restriction
                                 no. 1 applies                 no. 1 applies                  no. 1 applies

Borrowing                        Fundamental restriction       Non-fundamental restriction    Non-fundamental restriction no.
                                 no. 2 applies                 no. (iii) applies              (iii) applies

Investments in real estate       Fundamental restriction       Non-fundamental restriction    Non-fundamental restriction no.
                                 no. 3 applies                 no.(ii) applies                (ii) applies

Lending                          Fundamental restriction       Fundamental restriction        Fundamental restriction
                                 no. 4 applies                 no. 4 applies                  no. 4 applies

Commodities and commodity        Fundamental restriction       Fundamental restriction        Non-fundamental
contracts                        no. 5 applies                 no. 5 applies                  restriction (a) applies

Total assets of fund in any      Fundamental restriction       Fundamental restriction        Fundamental restriction no. 6(A)
one company                      no. 6(A) applies              no. 6(A) applies               applies

Percentage ownership of          Fundamental restriction       Fundamental restriction        Non-fundamental restriction (b)
company by fund                  no. 6(B) applies              no. 6(B) applies               applies

Acting as underwriter            Fundamental restriction       Fundamental restriction        Fundamental restriction
                                 no. 7 applies                 no. 7 applies                  no. 7 applies

Securities of other              No fundamental                Non-fundamental restriction    Non-fundamental applies
investment companies             restriction                   (i) applies                    restriction (i) applies

Pledging, mortgaging,            No fundamental restriction    Non-fundamental restriction    Non-fundamental restriction no.
hypothecating or otherwise                                     no.(iv) applies                (iv) applies
encumbering assets

Purchases on margin or make      No fundamental restriction    Non-fundamental                Non-fundamental restriction
short sales                                                    restriction (v) applies        (v) applies

Redemption of securities         No fundamental restriction    Non-fundamental                Non-fundamental restriction
in-kind                                                        restriction (vi) applies       (vi) applies

Oil, gas or other   mineral      No fundamental restriction    Non-fundamental                Non-fundamental restriction
exploration or development                                     restriction (vii) applies      (vii) applies
leases or programs

Call and put options             No fundamental restriction    No fundamental restriction     Non-fundamental restriction
                                                                                              (c) applies

Financial instruments used       No fundamental restriction    No fundamental restriction     Non-fundamental restriction
for non-hedging which have a                                                                  (d) applies
leverage effect

Pioneer Value Fund
     The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii)      more than 50% of the outstanding shares of the fund.

          Pursuant  to these fundamental restrictions, the fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.
(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.
(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.
(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions
The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders:

     (1) the fund may not engage in short sales, except short sales against the box; or
     (2) The fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.

          As long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund may not without the prior approval of its shareholders:
(i) Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-diversification, with the exception that up to 5% of the net asset value of the fund may be invested in other pools of assets, which are invested in securities, provided that the units/shares of that pool of assets are offered to the public without limitation of the number of units/shares and, further provided, that the unit-/shareholders have the right to redeem their units/shares. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;

(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;
(iii) Borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed) taken at market value;
(iv) Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund;
(v)       Purchase securities on margin or make short sales; or
(vi)      Redeem its securities in-kind; or
(vii) Invest in interests in oil, gas or other mineral exploration or development leases or programs.

          Further, as long as the fund is registered in Switzerland, the fund may not, under the laws of that country without the prior approval of its shareholders:
(a) Purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) Invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. government securities;
(c) Write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or
(d) Invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

          In the case of a change in the laws of Germany, Austria or Switzerland applicable to the fund, the Trustees have the right to adjust the above restrictions relating to the fund's registration in these countries accordingly without the prior approval of the shareholders.

          To the extent that an investment restriction imposed by a non-U.S. jurisdiction in which the fund offers shares differs from the equivalent restriction under the 1940 Act, the fund will invest its assets according to the more restrictive investment policy. Because these investment policies affect the fund's investments, all fund shareholders, regardless of country of domicile, will be invested in a fund, the assets of which are subject to the policies imposed both by the 1940 Act and the laws of the other jurisdictions in which the fund is registered. For example, the fund may be subject to laws of the Federal Republic of Germany regulating the fund's investments. In determining to register the fund in Germany, Pioneer and the Board of Trustees concluded that such registration would not adversely affect the fund's ability to adhere to its investment objectives, restrictions and policies.
          The following table illustrates which investment restriction the fund would apply depending on the jurisdictions in which the fund is registered. In each case, the restrictions of the non-U.S. jurisdiction, if addressed by the non-U.S. restriction, are stricter than the equivalent U.S. restriction. As a result, as long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund will adhere to the relevant restrictions of those countries.

                                                             If registered in the U.S.,
       Category of             If registered in the U.S.        Federal Republic of        If registered in the U.S.
   investment restriction                only                 Germany and/or Austria           and Switzerland
---------------------------   ---------------------------   ---------------------------   -----------------------------
Senior securities             Fundamental restriction no.   Fundamental restriction no.   Fundamental restriction no.
                              1 applies                     applies                       1 applies

Borrowing                     Fundamental restriction no.   Non-fundamental restriction   Non-fundamental restriction
                              2 applies                     no. (iii) applies             no. (iii) applies

Investments in real estate    Fundamental restriction no.   Non-fundamental restriction   Non-fundamental restriction
                              3 applies                     no. (ii) applies              no. (ii) applies

Lending                       Fundamental restriction no.   Fundamental restriction no.   Fundamental restriction no.
                              4 applies                     4 applies                     4 applies

Commodities and commodity     Fundamental restriction no.   Fundamental restriction no.   Non-fundamental restriction
contracts                     5 applies                     5 applies                     (a) applies

Total assets of fund in any   Fundamental restriction no.   Fundamental restriction no.   Fundamental restriction no.
one company                   6(A) applies                  6(A) applies                  6(A) applies

Percentage ownership of       Fundamental restriction no.   Fundamental restriction no.   Non-fundamental restriction
company by fund               6(B) applies                  6(B) applies                  (b) applies

Acting as underwriter         Fundamental restriction no.   Fundamental restriction no.   Fundamental restriction no.
                              7 applies                     7 applies                     7 applies

                                                             If registered in the U.S.,
       Category of             If registered in the U.S.        Federal Republic of        If registered in the U.S.
   investment restriction                only                 Germany and/or Austria           and Switzerland
---------------------------   ---------------------------   ---------------------------   -----------------------------
Securities of other           No fundamental restriction    Non-fundamental restriction   Non-fundamental restriction
investment companies                                        (i) applies                   (i) applies

Pledging, mortgaging,         No fundamental restriction    Non-fundamental restriction   Non-fundamental restriction
hypothecating or otherwise                                  no. (iv) applies              no. (iv) applies
encumbering assets

Purchases on margin or make   No fundamental restriction    Non-fundamental restriction   Non-fundamental restriction
short sales                                                 (v) applies                   (v) applies

Redemption of securities      No fundamental restriction    Non-fundamental restriction   Non-fundamental restriction
in-kind                                                     (vi) applies                  (vi) applies

Oil, gas or other mineral     No fundamental restriction    Non-fundamental restriction   Non-fundamental restriction
exploration or development                                  (vii) applies                 (vii) applies
leases or programs

Call and put options          No fundamental restriction    No fundamental restriction    Non-fundamental restriction
                                                                                          (c) applies

Financial instruments used    No fundamental restriction    No fundamental restriction    Non-fundamental restriction
for non-hedging which have                                                                (d) applies
a leverage effect

Pioneer Mid Cap Value Fund
          The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii)      more than 50% of the outstanding shares of the fund.

          Pursuant to these restrictions, the fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.
(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.
(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.
(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.
(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

          It is a fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions
          The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders: the fund may not engage in short sales, except short sales against the box.

          As long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund may not without the prior approval of its shareholders:
(i) Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-diversification, with the exception that up to 5% of the net asset value of the fund may be invested in other pools of assets, which are invested in securities, provided that the units/shares of that pool of assets are offered to the public without limitation of the number of units/shares and, further provided, that the unit-/shareholders have the right to redeem their units/shares. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;
(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;
(iii) Borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed) taken at market value;
(iv) Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund;
(v)       Purchase securities on margin or make short sales; or
(vi)      Redeem its securities in-kind; or
(vii) Invest in interests in oil, gas or other mineral exploration or development leases or programs.

          Further, as long as the fund is registered in Switzerland, the fund may not, under the laws of that country without the prior approval of its shareholders:
(a) Purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) Invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. government securities;
(c) Write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or
(d) Invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

          In the case of a change in the laws of Germany, Austria or Switzerland applicable to the fund, the Trustees have the right to adjust the above restrictions relating to the fund's registration in these countries accordingly without the prior approval of the shareholders.

          To the extent that an investment restriction imposed by a non-U.S. jurisdiction in which the fund offers shares differs from the equivalent restriction under the 1940 Act, the fund will invest its assets according to the more restrictive investment policy. Because these investment policies affect the fund's investments, all fund shareholders, regardless of country of domicile, will be invested in a fund, the assets of which are subject to the policies imposed both by the 1940 Act and the laws of the other jurisdictions in which the fund is registered. For example, the fund may be subject to laws of the Federal Republic of Germany regulating the fund's investments. In determining to register the fund in Germany, Pioneer and the Board of Trustees concluded that such registration would not adversely affect the fund's ability to adhere to its investment objectives, restrictions and policies.

          The following table illustrates which investment restriction the fund would apply depending on the jurisdictions in which the fund is registered.
In each case, the restrictions of the non-U.S. jurisdiction, if addressed by the non-U.S. restriction, are stricter than the equivalent U.S. restriction. As a result, as long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund will adhere to the relevant restrictions of those countries.

                                                                 If registered in the U.S.,
         Category of              If registered in the U.S.          Federal Republic of         If registered in the U.S.
    investment restriction                  only                    Germany and/or Austria             and Switzerland
-------------------------------   ----------------------------   ----------------------------   ----------------------------
Senior securities                 Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 1 applies                  no. 1 applies                  no. 1 applies

Borrowing                         Fundamental restriction        Non-fundamental                Non-fundamental
                                  no. 2 applies                  restriction no. (iii)          restriction no. (iii)
                                                                 applies                        applies

Investments in real estate        Fundamental restriction        Non-fundamental                Non-fundamental
                                  no. 3 applies                  restriction no. (ii)           restriction no. (ii)
                                                                 applies                        applies

Lending                           Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 4 applies                  no. 4 applies                  no. 4 applies

Commodities and commodity         Fundamental restriction        Fundamental restriction        Non-fundamental
contracts                         no. 5 applies                  no. 5 applies                  restriction (a) applies

Total assets of fund in any       Fundamental restriction        Fundamental restriction        Fundamental restriction
one company                       no. 6(A) applies               no. 6(A) applies               no. 6(A) applies

Percentage ownership of           Fundamental restriction        Fundamental restriction        Non-fundamental
company by fund                   no. 6(B) applies               no. 6(B) applies               restriction (b) applies

Acting as underwriter             Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 7 applies                  no. 7 applies                  no. 7 applies

Securities of other               No fundamental restriction     Non-fundamental                Non-fundamental
investment companies                                             restriction (i) applies        restriction (i) applies

Pledging, mortgaging,             No fundamental restriction     Non-fundamental                Non-fundamental
hypothecating or otherwise                                       restriction no. (iv)           restriction no. (iv)
encumbering assets                                               applies                        applies

Purchases on margin or make       No fundamental restriction     Non-fundamental                Non-fundamental
short sales                                                      restriction (v) applies        restriction (v) applies

Redemption of securities          No fundamental restriction     Non-fundamental                Non-fundamental
in-kind                                                          restriction (vi) applies       restriction (vi) applies

Oil, gas or other mineral         No fundamental restriction     Non-fundamental                Non-fundamental
exploration or development                                       restriction (vii) applies      restriction (vii) applies
leases or programs

Call and put options              No fundamental restriction     No fundamental restriction     Non-fundamental
                                                                                                restriction (c) applies

Financial instruments used        No fundamental restriction     No fundamental restriction     Non-fundamental
for non-hedging which have a                                                                    restriction (d) applies
leverage effect

Pioneer International Value Fund
          The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the fund. For this purpose, a majority of the outstanding shares means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii)      more than 50% of the outstanding shares of the fund.

          Pursuant to these restrictions, the fund may not:

(1) issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts or options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements (repurchase agreements on securities initiated by the lender) entered into in accordance with the fund's investment policy, and the pledge, the granting of restricted liens on property, or the encumbrance of the fund's assets with third party rights within the meaning of paragraph
          (3) below are not deemed to be senior securities.
(2) borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase its income. The fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.
(3) pledge, grant restricted liens on property or encumbrance its assets with third party rights, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, granting of restricted liens on property or encumbrance with third party rights does not exceed 33 1/3% of the fund's total assets taken at market value.
(4) act as issuing bank, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an distribution agent for the purposes of the Securities Act of 1933.
(5) purchase or sell real estate, interests in real estate, or mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.
(6) make loans, but the fund may lend portfolio securities in accordance with the fund's investment policies, it may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
(7) invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency contracts, securities index put and call warrants and repurchase agreements entered into in accordance with the fund's investment policies.
(8) with respect to 75% of its total assets, purchase securities of one issuer (other than the U.S. government, its agencies or authorities), if
(a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or
(b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

          As long as the fund is registered in Germany, Austria, or Switzerland, the fund may not without prior approval of its shareholders:
(i) invest in shares of other U.S. American or non-U.S. American investment companies or investment funds, except in connection with a plan of merger or consolidation in the limits of which they purchase substantially all the assets of the other investment company or investment fund;
(ii) purchase or sell real estate - or interest therein - and real estate mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein.
(iii) borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
(iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value.
(v)       purchase securities on credit or effect short sales; or
(vi)      redeem its fund shares in exchange for non-cash payments; or
(vii) invest in interests in oil, gas or other mineral exploration or development leases or programs.

          Furthermore the fund will not concentrate its investments in securities of companies in any particular industry. A fund's investment is concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy on industry concentration does not apply to investments in U.S. government securities.

          Non-Fundamental Investment Restrictions
          In addition, as a matter of non-fundamental investment policy, the fund has agreed not to invest for the purpose of exercising control over or management of any company.

          To the extent that an investment restriction imposed by a non-U.S. jurisdiction in which the fund offers shares differs from the equivalent restriction under the 1940 Act, the fund will invest its assets according to the more restrictive investment policy. Because these investment policies affect the fund's investments, all fund shareholders, regardless of country of domicile, will be invested in a fund, the assets of which are subject to the policies imposed both by the 1940 Act and the laws of the other jurisdictions in which the fund is registered. For example, the fund may be subject to laws of the Federal Republic of Germany regulating the fund's investments. In determining to register the fund in Germany, Pioneer and the Board of Trustees concluded that such registration would not adversely affect the fund's ability to adhere to its investment objective, restrictions and policies.
          The following table illustrates which investment restriction the fund would apply depending on the jurisdictions in which the fund is registered. In each case, the restrictions of the non-U.S. jurisdiction, if addressed by the non-U.S. restriction, are stricter than the equivalent U.S. restriction. As a result, as long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund will adhere to the relevant restrictions of those countries.

                                                                 If registered in the U.S.,
         Category of               If registered in the U.S.         Federal Republic of         If registered in the U.S.
    investment restriction                   only                  Germany and/or Austria             and Switzerland
-------------------------------   ----------------------------   ----------------------------   ----------------------------
Senior securities                 Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 1 applies                  no. 1 applies                  no. 1 applies

Borrowing                         Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 2 applies                  no. (iii) applies              no. (iii) applies

Investments in real estate        Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 5 applies                  no. (ii) applies               no. (ii) applies

Lending                           Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no.64 applies                  no. 6 applies                  no. 6 applies

Commodities and commodity         Fundamental restriction        Fundamental restriction        Fundamental restriction
contracts                         no. 7 applies                  no. 7 applies                  no. 7 applies

Total assets of fund in any       Fundamental restriction        Fundamental restriction        Fundamental restriction
one company                       no. 8(a) applies               no. 8(a) applies               no. 8(a) applies

Percentage ownership of           Fundamental restriction        Fundamental restriction        Fundamental restriction
company by fund                   no. 8(b) applies               no. 8(b) applies               no. 8(b) applies

Acting as underwriter             Fundamental restriction        Fundamental restriction        Fundamental restriction
                                  no. 4 applies                  no. 4 applies                  no. 4 applies

Securities of other               No fundamental restriction     Fundamental restriction        Fundamental restriction
investment companies                                             (i) applies                    (i) applies

Pledging, mortgaging,             Fundamental restriction        Fundamental restriction        Fundamental restriction
hypothecating or otherwise        no. 3 applies                  no. (iv) applies               no. (iv) applies
encumbering assets

Purchases on margin or make       No fundamental restriction     Fundamental restriction        Fundamental restriction
short sales                                                      (v) applies                    (v) applies

Redemption of securities          No fundamental restriction     Fundamental restriction        Fundamental restriction
in-kind                                                          (vi) applies                   (vi) applies

Oil, gas or other mineral         No fundamental restriction     Fundamental restriction        Fundamental restriction
exploration or development                                       (vii) applies                  (vii) applies
leases or programs

Call and put options              No fundamental restriction     No fundamental restriction     No fundamental restriction

Financial instruments used        No fundamental restriction     No fundamental restriction     No fundamental restriction
for non-hedging which
have a leverage effect

II.       INVESTMENT TRANSACTIONS AND INVESTMENT RISKS

          The following investment transactions and their related risks will be accepted by all Pioneer funds, unless expressly stated otherwise.

Restricted marketable and illiquid securities

The funds will not invest more than 15% of their net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (Securities Act of 1933) are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements according to the Securities Act of 1933 and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the funds to dispose of illiquid investments readily or at reasonable prices could impair the funds' ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the Securities Act of 1933, such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the Securities Act of 1933.

Investments in Equity Securities (Pioneer Value Fund)
          Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities in the portfolio of a fund.

Investment in Initial Public Offerings
          To the extent consistent with its investment objective, the relevant fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection
          In selecting fixed income securities for the funds, Pioneer gives primary consideration to the relevant fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the relevant fund's liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities
          The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Obligations of Non-U.S. Governments (except Pioneer Mid Cap Value Fund)
          The funds may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks which are not present when investing in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Debt securities rating criteria
          Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
          Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated at least "C" (at least "D" in the case of the Pioneer International Value
Fund).
          Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
          The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the funds' net value to the extent that the funds invest in such securities. In addition, the funds may incur additional expenses to the extent they are required to seek recovery in payment of principal or interest on their portfolio holdings.
          The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the funds' ability to dispose of a particular security when necessary to meet their liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the funds could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the relevant fund's net asset value.
          Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the funds may invest a portion of their assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
          Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Short-Term Investments
          For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements.

U.S. Government Securities (Pioneer Fund and Pioneer Value Fund)
          U.S. government securities in which the funds invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).
          Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
          U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The funds accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund concerned will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Risks of Non-U.S. Investments
          To the extent that the fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Investments in Emerging Markets (except Pioneer International Value Fund)
The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The fund will generally focus on emerging markets that do not

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impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. securities markets and regulations
          There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the relevant fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors
          Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country.
          Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
          Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
          Unanticipated political and social developments may also affect the values of a fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these might not occur again or spread to other countries in the region.
          Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency risks
          The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, a fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in

                                                                              69

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another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs
          Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund concerned due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and other taxes
          The funds will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the funds' investments in such countries. These taxes will reduce the return achieved by the relevant fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts
          The funds may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
          ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the funds will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
          For purposes of the funds' investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The funds may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the funds invest in such unsponsored depositary receipts there may be an increased possibility that the funds may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies
          The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the 1940 Act, as amended. Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the SEC. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements
          A fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund.

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Under the supervision of the Board of Trustees Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the relevant fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation
     The 1940 Act, as amended, requires that the funds segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If a fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities
     The funds may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The funds' obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover
     It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the funds.

Foreign Currency Transactions
     The funds may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The funds also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the relevant fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the relevant fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a fund will be engaged in hedging activities when adverse exchange rate movements occur. The funds will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the relevant fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
     The cost to a fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The relevant fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

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     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the relevant fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a fund's foreign assets.
     While the funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund concerned of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
     If a fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

Options on Foreign Currencies
     The funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the relevant fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the relevant fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
     A fund may also write options on foreign currencies for hedging purposes. For example, if a fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
     Similarly, a fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the relevant fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
     A call option written on foreign currency by the relevant fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same

                                                                              72
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foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
     A fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund concerned would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
     The funds may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a fund.

Options on Securities and Securities Indices
     For hedging purposes or to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The funds would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities
     A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that the relevant fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The funds' purpose in writing covered call options are to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that the relevant fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the relevant fund. However, in return for the option premium, that fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
     Call and put options written by a fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices
     A fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The funds may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

Purchasing Call and Put Options
     A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the relevant fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. That fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
     A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (protective puts) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The funds may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Risks of Trading Options
     There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     A fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
     Transactions by the funds in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the funds may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the relevant fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

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Futures Contracts and Options on Futures Contracts
     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, a fund may purchase and sell various kinds of futures contracts and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The funds will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

Futures Contracts
     A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. A fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies
     Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, a fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts
     The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time

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during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations
     The funds will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the relevant fund or which that fund expects to purchase. Except as stated below, a fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the funds expect that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
     The funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the relevant fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund concerned may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

Warrants and Stock Purchase Rights
     The funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
     The funds may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are

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frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.
     As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date. Although there are no formal restrictions with respect to a certain percentage for the funds, it is unlikely that Pioneer will invest more than 5% of the funds' net assets.

Preferred Shares
     The funds may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the funds' fixed income securities.

Lending of Portfolio Securities
     A fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. However, the fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important voting of the shareholders or with respect to the declaration or refusal of consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Pioneer Funds will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the fund's total assets.

Brady Bonds (Pioneer International Value Fund)
     The fund may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).
     Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designated to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Other Eligible Investments
     The fund may invest up to 20% of its total assets in the following securities: (a) corporate commercial paper and other short-term commercial obligations issued by international or domestic companies which have issued similar securities that are rated A-1, AA or better by Standard & Poor's; (b) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S. or non-U.S. countries with securities outstanding that are rated A-1, AA or better by Standard & Poor's; (c) obligations of comparable quality issued or guaranteed by the U.S. government or the government of a non-U.S. country or their respective agencies or instrumentalities; (d) fixed income securities of non-U.S. or U.S. companies which are rated, at the time of investment, BBB or higher by Standard & Poor's and (e) repurchase agreements. These securities may be denominated in U.S. dollars or in foreign currencies.

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

PART C - CONTRACTUAL PROVISIONS
     The legal relationship between the investor and the Pioneer Funds is governed by the following contractual provisions representing a non-concluding summary of the provisions from the Declarations of Trust, Articles of Association and the Statements of Additional Information. The full German versions of the aforementioned contract documents are obtainable from the representatives.

I. GENERAL INFORMATION
1.1 All shares in the Pioneer Funds represent equal property rights without there being shares with preferred rights. The number of shares is unlimited.
1.2 The sales contract comes into effect once a proper purchase order together with the purchase price has been received by the transfer agent in the currency of the United States of America and the respective Pioneer Fund has not immediately rejected the purchase order.
1.3 Immediately after the sales contract has come into effect, the transfer agent opens a fund account for the buyer in which, among others, the number of shares he has purchased is placed. The buyer accordingly receives confirmation of such.
1.4 One copy each of the Declarations of Trust of the Pioneer Funds has been submitted to the Ministry of the Interior of Delaware or with regard to Pioneer International Value Fund to the Ministry of the Interior of Massachusetts respectively. Express indication is given hereby that the present prospectus is issued solely in the name of the Pioneer Funds and that any obligations which may arise in connection with or from this prospectus are not binding for the individual trustees or shareholders of the Pioneer Funds, but may only be asserted against the assets of the Pioneer Funds.

II. OFFERING PRICE
2.1 The offering price of a share is computed from the net asset value of the respective Pioneer fund divided by the number of outstanding shares of the respective Pioneer fund plus an initial sales charge graduated according to the amount of the investment.
2.2 Buyers purchasing shares to a value of at least USD 50,000 within a period of 13 months and holding such shares for at least one day during this period and providing a corresponding letter of intention become eligible for a reduced sales charge on the total investment.
2.3 The reduced sales charge also applies to further purchases of shares if all shares owned by a buyer, plus the newly subscribed shares, have an aggregate value of USD 50,000 or more.

III. RIGHT OF FREE DISPOSAL IN THE EVENT OF DEATH
     In the event of death, the Pioneer Funds may demand presentation of a certificate of inheritance, letters testamentary or other documents required for this purpose. The Pioneer Funds may forgo presentation of a certificate of inheritance or letters testamentary if a duplicate or a certified copy of the testamentary disposition (testament, contract of inheritance) is presented together with the appropriate minutes of opening. The funds are authorized to regard as beneficiary the heir designated therein or the executor of the will, to grant him right of free disposal and, in particular, to make payment to him with discharging effect.
     This shall not apply if the Pioneer Funds have knowledge that the person designated therein does not have right of free disposal, or if this has not come to their knowledge as a result of negligence.

IV. TRUSTEES AND MANAGEMENT
4.1 The trustees are elected either by the other trustees or by the shareholders. The number of trustees is determined by the trustees. There must be at least three trustees.
4.2 The management of the Pioneer Funds is entrusted to the trustees who have the right to appoint a management company for this purpose. They are owners and bearers of all the assets of the Pioneer Funds. They hold these assets in trust for the shareholders proportionate to the number of shares they hold.

V. SHAREHOLDERS' MEETINGS
     Shareholders' meetings may be convened from time to time by the trustees or shareholders holding at least 10% of the shares.

VI. REPURCHASE OF SHARES
     The Pioneer Funds have an obligation to repurchase shares at their net asset value. In order to do so, certain formalities defined by the trustees must be observed. The obligation to repurchase may be suspended if the New York Stock Exchange is closed for business or if, under certain circumstances, the U.S. SEC so permits.

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VII. LIABILITY OF TRUSTEES
     The trustees shall only be held liable in the event of gross negligence and intention. They are not liable for the actions of other trustees. They shall not be held personally liable for legal transactions executed in the name of the funds.

VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS
8.1 Should a shareholder be held personally liable only because of being shareholder and the claim has been filed not because of misconduct on his part, he may demand indemnification from the Pioneer fund involved for all expenses and costs he may incur as a consequence thereof.

8.2 Should third party claims be filed against a Pioneer fund, these shall apply only to that Pioneer fund itself and not to its shareholders, trustees, representatives, officers or directors.

IX. SAVINGS PLANS
     Should the Pioneer Funds offer savings plans, initial sales charges shall only be payable on the actual investment.
     A preliminary charge of costs as contemplated by Section 144 (3) sentence 1 Investment Act in connection with Section 2 no 4c of the Foreign Investment Act shall under no circumstances be imposed.

X. APPLICABLE LAW
     The Declarations of Trust have been drawn up in accordance with the Laws of the Commonwealth of Massachusetts (USA) or those of Delaware (USA) respectively. The laws of these states govern the legal relationship between the shareholders and the Pioneer Funds.

XI. TERMINATION OF THE PIONEER FUNDS
     The Pioneer Funds have been formed for an indefinite period. They may be terminated at any time either by the trustees or by a majority of two thirds of shareholder votes.
     The liquidation proceeds must be distributed to the shareholders in the ratio of the shares they hold once all liabilities have been met.

AUDIT CERTIFICATE OF THE PROSPECTUS EXAMINATION PERFORMED BY THE REPRESENTATIVE, BANK AUSTRIA CREDITANSTALT AKTIENGESELLSCHAFT:
     In accordance with the provisions of Section 26 of the Investment Fund Act, Bank Austria Creditanstalt Aktiengesellschaft, as representative and examiner of the prospectus, hereby confirms that the present prospectus has been examined and approved as being correct and complete.

     Bank Austria Creditanstalt Aktiengesellschaft.

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